UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2010

Date of reporting period: November 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Value Fund

November 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 20, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the annual reporting period ended November 30, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P. “the Adviser”) in securities of non-US companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Berstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International (MSCI) World Index (net), for the six- and 12-month periods ended November 30, 2010.

The Fund’s Class A shares underperformed the benchmark for both the six-and 12-month periods ended November 30, 2010, without sales charges. Derivatives were used during the reporting period to implement active currency management. Active currency management did not impact

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

returns for the six-month period, while it added to returns over the 12-month period.

For the six-month period, the underperformance was driven by weak security selection, particularly within the technology, energy and utilities sectors. Sector selection was positive, due to overweight positions within the industrial commodities and telecommunications sectors. Italian bank Unicredit, UK bank Barclays and retailer Esprit led the detractors. Miners Xstrata and Freeport-McMoRan and luxury automaker BMW were the top contributors.

Negative stock selection also drove the underperformance during the 12-month period. Security selection was negative, weighed down by the technology, energy and utilities sectors. Offshore drilling operator, Transocean, retailer Esprit and Italian bank Unicredit led the detractors. Luxury automaker BMW, telecommunications Sprint Nextel and Time Warner Cable were the top contributors.

Market Review and Investment Strategy

Overall, global equity markets, as represented by the MSCI World Index, posted positive returns during the reporting periods, although markets were volatile. Markets fell at the beginning of 2010 as investors’ fears mounted over escalating fiscal troubles in Europe and a potential slowdown in the world’s economic recovery. Markets received some relief in July, moving sharply higher following positive earnings, in-line results from the European bank stress tests, and BP capping its oil well in the Gulf of Mexico. However, disappointing macroeconomic data led to equity markets underperforming again in August. Markets regained strength in September and October 2010 on optimistic economic data.

The Fund continues to emphasize companies with strong free cash flow generation that are selling at attractive valuations. The Global Value Senior Investment Management Team believes these opportunities are available across a wide range of sectors.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1- year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund*
Class A	9.20%	2.57%

Class B†	8.60%	1.69%

Class C	8.70%	1.80%

Advisor Class**	9.25%	2.90%

Class R**	8.97%	2.22%

Class K**	9.15%	2.47%

Class I**	9.40%	3.04%

MSCI World Index (net)	11.51%	5.98%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended November 30, 2010, by 0.02% and 0.03%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 3/29/01* to 11/30/10) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

* Since inception of the Fund’s Class A shares on 3/29/01.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	2.57%	-1.75%
5 Years	-3.46%	-4.30%
Since Inception*	2.24%	1.78%

Class B Shares
1 Year	1.69%	-2.31%
5 Years	-4.22%	-4.22%
Since Inception(a)	1.63%	1.63%

Class C Shares
1 Year	1.80%	0.80%
5 Years	-4.16%	-4.16%
Since Inception*	1.51%	1.51%

Advisor Class Shares†
1 Year	2.90%	2.90%
5 Years	-3.17%	-3.17%
Since Inception*	2.52%	2.52%

Class R Shares†
1 Year	2.22%	2.22%
5 Years	-3.73%	-3.73%
Since Inception*	-2.04%	-2.04%

Class K Shares†
1 Year	2.47%	2.47%
5 Years	-3.50%	-3.50%
Since Inception*	-1.81%	-1.81%

Class I Shares†
1 Year	3.04%	3.04%
5 Years	-3.08%	-3.08%
Since Inception*	-1.41%	-1.41%

The Fund’s current prospectus fee table shows the Fund’s Total Annual expense ratios as 1.51%, 2.31%, 2.24%, 1.19%, 1.69%, 1.43% and 1.06% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)
SEC Returns

Class A Shares
1 Year	3.75%
5 Years	-3.36%
Since Inception*	2.59%

Class B Shares
1 Year	3.40%
5 Years	-3.27%
Since Inception(a)	2.45%

Class C Shares
1 Year	6.48%
5 Years	-3.22%
Since Inception*	2.32%

Advisor Class Shares†
1 Year	8.62%
5 Years	-2.22%
Since Inception*	3.33%

Class R Shares†
1 Year	7.93%
5 Years	-2.77%
Since Inception*	-0.66%

Class K Shares†
1 Year	8.35%
5 Years	-2.53%
Since Inception*	-0.42%

Class I Shares†
1 Year	8.72%
5 Years	-2.14%
Since Inception*	-0.05%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2010		Ending Account Value November 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,092.01	$1,016.95	$8.50	$8.19
Class B	$1,000	$1,000	$1,086.03	$1,012.94	$12.66	$12.21
Class C	$1,000	$1,000	$1,086.96	$1,013.34	$12.24	$11.81
Advisor Class	$1,000	$1,000	$1,092.55	$1,018.50	$6.87	$6.63
Class R	$1,000	$1,000	$1,089.68	$1,015.79	$9.69	$9.35
Class K	$1,000	$1,000	$1,091.46	$1,017.00	$8.44	$8.14
Class I	$1,000	$1,000	$1,093.98	$1,019.05	$6.30	$6.07
*	Expenses are equal to the classes’ annualized expense ratios of 1.62%, 2.42%, 2.34%, 1.31%, 1.85%, 1.61% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $124.9

*	All data are as of November 30, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Australia, Belgium, Hong Kong, Kazakhstan, Russia, South Africa and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$2,591,739	2.1%
Wells Fargo & Co.	2,391,759	1.9
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,280,842	1.8
Johnson & Johnson	2,098,855	1.7
Ingersoll-Rand PLC	2,066,400	1.7
JPMorgan Chase & Co.	2,048,424	1.6
Dell, Inc.	1,984,322	1.6
Travelers Cos., Inc. (The)	1,977,654	1.6
BP PLC	1,962,446	1.6
Vodafone Group PLC	1,902,890	1.5
	$21,305,331	17.1%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.1%
Financials – 17.9%
Capital Markets – 0.8%
Deutsche Bank AG	4,700	$222,554
Morgan Stanley	32,900	804,734

		1,027,288

Commercial Banks – 8.5%
Banco do Brasil SA	30,100	577,563
Barclays PLC	328,200	1,318,619
BB&T Corp.	17,800	412,960
BNP Paribas	6,043	357,441
Comerica, Inc.	11,000	401,390
Danske Bank A/S(a)	49,000	1,215,384
Fifth Third Bancorp	31,700	378,815
KB Financial Group, Inc.	24,140	1,128,970
KBC Groep NV(a)	1,880	65,795
National Australia Bank Ltd.	26,900	603,229
National Bank of Canada	10,200	674,072
UniCredit SpA	583,165	1,127,214
Wells Fargo & Co.	87,900	2,391,759

		10,653,211

Consumer Finance – 1.6%
Capital One Financial Corp.	23,300	867,459
ORIX Corp.	12,960	1,105,400

		1,972,859

Diversified Financial Services – 1.7%
JPMorgan Chase & Co.	54,800	2,048,424

Insurance – 4.3%
Allianz SE	16,100	1,762,890
Old Mutual PLC	586,402	1,080,644
Travelers Cos., Inc. (The)	36,630	1,977,654
XL Group PLC	30,200	593,732

		5,414,920

Real Estate Management & Development – 1.0%
Mitsui Fudosan Co., Ltd.	73,000	1,290,206

		22,406,908

Consumer Discretionary – 15.4%
Auto Components – 0.4%
Lear Corp.(a)	6,000	526,620

Automobiles – 3.3%
Ford Motor Co.(a)	83,100	1,324,614
General Motors Co.(a)	15,700	536,940
Nissan Motor Co., Ltd.	153,900	1,439,412
Renault SA(a)	16,900	885,068

		4,186,034

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.6%
Royal Caribbean Cruises Ltd.(a)	24,800	$998,200
Thomas Cook Group PLC	199,800	579,819
TUI Travel PLC	124,900	409,529

		1,987,548

Household Durables – 1.4%
Garmin Ltd.	24,500	709,520
Sharp Corp.	108,000	1,035,244

		1,744,764

Media – 6.0%
Comcast Corp. – Class A	53,500	1,070,000
Lagardere SCA	22,313	823,368
News Corp. – Class A	106,400	1,451,296
Time Warner Cable, Inc. – Class A	24,770	1,524,346
Time Warner, Inc.	33,633	991,837
Viacom, Inc. – Class B	999	37,792
Vivendi SA	65,370	1,591,689

		7,490,328

Multiline Retail – 1.3%
Kohl’s Corp.(a)	23,700	1,337,154
Marks & Spencer Group PLC	49,200	285,555

		1,622,709

Specialty Retail – 1.4%
Esprit Holdings Ltd.	211,400	1,012,103
Gap, Inc. (The)	33,300	711,288

		1,723,391

		19,281,394

Energy – 11.9%
Energy Equipment & Services – 0.6%
Ensco PLC (Sponsored ADR)	13,500	639,900
Rowan Cos., Inc.(a)	1,388	41,848

		681,748

Oil, Gas & Consumable Fuels – 11.3%
BP PLC	294,000	1,962,446
ConocoPhillips	22,250	1,338,783
Devon Energy Corp.	24,300	1,714,851
Gazprom OAO (Sponsored ADR)	35,000	772,100
Hess Corp.	17,900	1,253,895
KazMunaiGas Exploration Production (GDR)(b)	30,350	582,720
Marathon Oil Corp.	30,200	1,010,794
Newfield Exploration Co.(a)	14,400	962,352
Nexen, Inc. (Toronto)	86,198	1,802,807
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	75,762	2,280,842
Suncor Energy, Inc. (Toronto)	12,972	435,707

		14,117,297

		14,799,045

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 9.7%
Communications Equipment – 0.3%
Motorola, Inc.(a)	45,403	$347,787

Computers & Peripherals – 3.5%
Dell, Inc.(a)	150,100	1,984,322
Hewlett-Packard Co.	39,300	1,647,849
Toshiba Corp.	153,000	794,836

		4,427,007

Electronic Equipment, Instruments & Components – 3.0%
AU Optronics Corp.(a)	981,590	976,844
Corning, Inc.	75,800	1,338,628
Tyco Electronics Ltd.	45,200	1,374,984

		3,690,456

IT Services – 1.2%
Cap Gemini SA	21,600	909,456
International Business Machines Corp.	4,600	650,716

		1,560,172

Semiconductors & Semiconductor Equipment – 0.7%
Samsung Electronics Co., Ltd.	1,180	839,752

Software – 1.0%
Microsoft Corp.	48,800	1,230,248

		12,095,422

Industrials – 9.4%
Aerospace & Defense – 1.7%
BAE Systems PLC	89,500	460,461
Northrop Grumman Corp.	26,200	1,616,016

		2,076,477

Airlines – 0.8%
Delta Air Lines, Inc.(a)	72,500	991,800

Building Products – 0.7%
Asahi Glass Co., Ltd.	80,000	889,531

Construction & Engineering – 0.8%
Bouygues SA	26,800	1,068,639

Industrial Conglomerates – 0.3%
Bidvest Group Ltd.	16,700	355,717

Machinery – 3.4%
Eaton Corp.	9,200	886,880
Ingersoll-Rand PLC	50,400	2,066,400
Parker Hannifin Corp.	16,900	1,355,887

		4,309,167

Professional Services – 0.3%
Randstad Holding NV(a)	8,012	366,347

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 1.4%
Mitsubishi Corp.	68,400	$1,726,818

		11,784,496

Health Care – 8.2%
Biotechnology – 1.0%
Gilead Sciences, Inc.(a)	33,500	1,222,750

Health Care Providers & Services – 0.0%
Health Net, Inc.(a)	1,276	34,452

Pharmaceuticals – 7.2%
AstraZeneca PLC	37,800	1,766,945
Bayer AG	24,100	1,745,871
Johnson & Johnson	34,100	2,098,855
Novartis AG	15,480	824,413
Pfizer, Inc.	159,100	2,591,739

		9,027,823

		10,285,025

Materials – 8.1%
Chemicals – 3.3%
Agrium, Inc.	13,800	1,105,694
Arkema SA	6,700	399,472
CF Industries Holdings, Inc.	11,900	1,437,163
Clariant AG(a)	23,500	424,027
Koninklijke DSM NV	15,700	765,864

		4,132,220

Metals & Mining – 4.8%
JFE Holdings, Inc.	38,700	1,227,177
Mitsubishi Materials Corp.(a)	250,000	772,014
Rio Tinto PLC	26,200	1,670,337
Vale SA (Sponsored ADR) (Local Preference Shares)	36,800	1,044,752
Xstrata PLC	63,282	1,270,483

		5,984,763

		10,116,983

Consumer Staples – 8.1%
Food & Staples Retailing – 1.2%
Delhaize Group SA	2,692	184,075
Kroger Co. (The)	1,918	45,169
Safeway, Inc.	56,600	1,301,234

		1,530,478

Food Products – 3.6%
Archer-Daniels-Midland Co.	41,800	1,211,782
Bunge Ltd.	28,600	1,739,452
Sara Lee Corp.	72,000	1,080,000
Smithfield Foods, Inc.(a)	28,500	501,885

		4,533,119

Household Products – 0.3%
Kimberly-Clark Corp.	5,100	315,639

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 3.0%
Altria Group, Inc.	69,286	$1,662,864
Imperial Tobacco Group PLC	40,700	1,195,084
Japan Tobacco, Inc.	258	877,200

		3,735,148

		10,114,384

Utilities – 4.4%
Electric Utilities – 2.8%
E.ON AG	60,800	1,740,519
EDF SA	26,900	1,120,028
Edison International	10,700	395,258
Pepco Holdings, Inc.	10,044	184,307

		3,440,112

Independent Power Producers & Energy Traders – 0.8%
Constellation Energy Group, Inc.	33,813	958,936

Multi-Utilities – 0.8%
NiSource, Inc.	62,700	1,048,971

		5,448,019

Telecommunication Services – 4.0%
Diversified Telecommunication Services – 2.1%
CenturyLink, Inc.	10,100	434,199
Nippon Telegraph & Telephone Corp.	10,400	471,470
Telecom Italia SpA (ordinary shares)	884,900	1,088,919
Telecom Italia SpA (savings shares)	565,000	590,525

		2,585,113

Wireless Telecommunication Services – 1.9%
KDDI Corp.	82	467,872
Sprint Nextel Corp.(a)	8,318	31,442
Vodafone Group PLC	762,712	1,902,890

		2,402,204

		4,987,317

Total Common Stocks (cost $123,588,993)		121,318,993

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(c) (cost $4,010,952)	4,010,952	4,010,952

Total Investments – 100.3% (cost $127,599,945)		125,329,945
Other assets less liabilities – (0.3)%		(389,724)

Net Assets – 100.0%		$124,940,221

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	15	December 2010	$556,879	$516,559	$(40,320)
S&P 500 Mini Index Futures	12	December 2010	669,769	707,760	37,991
Topix Index Futures	7	December 2010	682,328	717,649	35,321

					$32,992

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America NA:
Swedish Krona settling 2/15/11	43,304	$6,477,302	$6,142,673	$(334,629)
BNP Paribas SA:
Australian Dollar settling 2/15/11	1,149	1,101,460	1,091,104	(10,356)
Australian Dollar settling 2/15/11	6,978	6,955,880	6,626,394	(329,486)
Credit Suisse London Branch (GFX):
Japanese Yen settling 2/15/11	88,510	1,091,574	1,058,756	(32,818)
New Zealand Dollar settling 2/15/11	2,657	2,047,288	1,963,879	(83,409)
Swiss Franc settling 2/15/11	533	534,138	531,780	(2,358)
Swiss Franc settling 2/15/11	3,235	3,241,905	3,227,596	(14,309)
Goldman Sachs International:
British Pound settling 2/15/11	479	764,546	744,703	(19,843)
HSBC BankUSA:
Euro settling 2/15/11	421	585,775	546,314	(39,461)
UBS AG:
Norwegian Krone settling 2/15/11	34,929	5,990,841	5,602,393	(388,448)
Westpac Banking Corp.:
Australian Dollar settling 2/15/11	1,192	1,151,460	1,131,938	(19,522)
New Zealand Dollar settling 2/15/11	5,742	4,483,353	4,244,107	(239,246)

Sale Contracts:
BNP Paribas SA:
British Pound settling 2/15/11	2,479	4,000,015	3,854,111	145,904
Canadian Dollar settling 2/15/11	3,506	3,488,731	3,410,091	78,640
Credit Suisse London Branch (GFX):
Euro settling 2/15/11	5,193	6,743,734	6,738,737	4,997
Deutsche Bank AG London:
Norwegian Krone settling 2/15/11	22,110	3,562,394	3,546,306	16,088
Goldman Sachs International:
British Pound settling 2/15/11	1,445	2,238,811	2,246,547	(7,736)
HSBC BankUSA:
Swiss Franc settling 2/15/11	533	543,190	531,780	11,410

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC:
Euro settling 2/15/11	809	$1,105,304	$1,049,805	$55,499
Euro settling 2/15/11	421	575,196	546,314	28,882
State Street Bank and Trust Co.:
British Pound settling 2/15/11	1,024	1,627,023	1,592,017	35,006
UBS AG:
Japanese Yen settling 2/15/11	88,510	1,061,653	1,058,756	2,897
Westpac Banking Corp.:
Australian Dollar settling 2/15/11	5,111	4,846,071	4,853,468	(7,397)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, the market value of this security amounted to $582,720 or 0.5% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $123,588,993)	$121,318,993
Affiliated issuers (cost $4,010,952)	4,010,952
Cash	117,057 (a)
Foreign currencies, at value (cost $1,116,009)	1,094,672
Receivable for investment securities sold	585,236
Dividends receivable	381,412
Unrealized appreciation of forward currency exchange contracts	379,323
Receivable for shares of beneficial interest sold	72,508

Total assets	127,960,153

Liabilities
Unrealized depreciation of forward currency exchange contracts	1,529,018
Payable for investment securities purchased	639,633
Payable for shares of beneficial interest redeemed	515,015
Advisory fee payable	81,300
Administrative fee payable	24,732
Payable for variation margin on futures contracts	20,267
Distribution fee payable	16,883
Transfer Agent fee payable	12,371
Accrued expenses	180,713

Total liabilities	3,019,932

Net Assets	$124,940,221

Composition of Net Assets
Paid-in capital	$244,614,241
Undistributed net investment income	6,648,910
Accumulated net realized loss on investment and foreign currency transactions	(122,922,636)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(3,400,294)

$124,940,221

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$26,794,574	2,971,743	$9.02	*

B	$3,581,233	411,066	$8.71

C	$6,355,306	726,289	$8.75

Advisor	$62,659,759	6,894,451	$9.09

R	$1,720,070	193,814	$8.87

K	$1,564,596	174,764	$8.95

I	$22,264,683	2,452,753	$9.08

(a)	An amount of $117,057 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2010.

*	The maximum offering price per share for Class A shares was $9.42 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2010

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $258,255)	$3,575,016
Affiliated issuers	2,340
Interest	755	$3,578,111

Expenses
Advisory fee (see Note B)	1,108,892
Distribution fee—Class A	107,081
Distribution fee—Class B	44,972
Distribution fee—Class C	71,018
Distribution fee—Class R	12,177
Distribution fee—Class K	3,891
Transfer agency—Class A	60,296
Transfer agency—Class B	11,893
Transfer agency—Class C	13,904
Transfer agency—Advisor Class	122,051
Transfer agency—Class R	5,532
Transfer agency—Class K	3,113
Transfer agency—Class I	6,497
Custodian	139,474
Registration fees	89,353
Administrative	84,021
Printing	63,785
Trustees’ fees	51,733
Legal	51,412
Audit	45,203
Miscellaneous	23,707

Total expenses		2,120,005

Net investment income		1,458,106

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(10,244,685	)(a)
Futures contracts		46,357
Foreign currency transactions		5,483,117
Net change in unrealized appreciation/depreciation of:
Investments		7,981,630	(b)
Futures contracts		(81,204)
Foreign currency denominated assets and liabilities		(1,210,327)

Net gain on investment and foreign currency transactions		1,974,888

Net Increase in Net Assets from Operations		$3,432,994

(a)	Net of foreign capital gains taxes of $15,742.

(b)	Net of increase in accrued foreign capital gains taxes of $14,101.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2010	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,458,106	$3,534,404
Net realized loss on investment and foreign currency transactions	(4,715,211)	(119,285,294)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,690,099	167,153,497

Net increase in net assets from operations	3,432,994	51,402,607
Dividends to Shareholders from
Net investment income
Class A	(437,718)	– 0	–
Class B	(16,066)	– 0	–
Class C	(22,830)	– 0	–
Advisor Class	(1,151,378)	– 0	–
Class R	(26,566)	– 0	–
Class K	(15,883)	– 0	–
Class I	(326,297)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(71,814,683)	(70,622,750)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	368	– 0	–

Total decrease	(70,378,059)	(19,220,143)
Net Assets
Beginning of period	195,318,280	214,538,423

End of period (including undistributed net investment income of $6,648,910 and $1,422,777, respectively)	$124,940,221	$195,318,280

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2010:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$11,128,562	$11,278,346		$—	$22,406,908
Consumer Discretionary	11,219,607	8,061,787		—	19,281,394
Energy	9,783,657	5,015,388		—	14,799,045
Information Technology	8,574,534	3,520,888		—	12,095,422
Industrials	6,916,983	4,867,513		—	11,784,496
Health Care	5,947,796	4,337,229		—	10,285,025
Materials	3,587,609	6,529,374		—	10,116,983
Consumer Staples	7,858,025	2,256,359		—	10,114,384
Utilities	2,587,472	2,860,547		—	5,448,019
Telecommunication Services	465,641	4,521,676		—	4,987,317
Short-Term Investments	4,010,952	—		—	4,010,952

Total Investments in Securities	72,080,838	53,249,107	+	—	125,329,945
Other Financial Instruments*:
Assets
Futures Contracts	73,312	—		—	73,312	#
Forward Currency Exchange Contracts	—	379,323		—	379,323
Liabilities
Futures Contracts	(40,320)	—		—	(40,320	)#
Forward Currency Exchange Contracts	—	(1,529,018)		—	(1,529,018)

Total	$72,113,830	$52,099,412		$—	$124,213,242

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Energy	Total
Balance as of 11/30/09	$297,813	$297,813
Accrued discounts/(premiums)	—	—
Realized gain (loss)	135,066	135,066
Change in unrealized appreciation/depreciation	(132,476)	(132,476)
Net purchases (sales)	(300,403)	(300,403)
Net transfers into Level 3	—	—
Net transfers out of Level 3	—	—

Balance as of 11/30/10	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/10*	$—	$—

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2010, such fee amounted to $84,021.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $82,877 for the year ended November 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,291 from the sale of Class A shares and received $620, $9,544 and $704 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2010 (000)	Dividend Income (000)
$ 5,786	$64,839	$66,614	$4,011	$2

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended November 30, 2010 amounted to $206,025, of which $0 and $1,652, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $91,932, $474,247, $151,499, and $25,721 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$87,460,559		$153,671,348
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$128,156,714
Gross unrealized appreciation	$10,374,762
Gross unrealized depreciation	(13,201,531)

Net unrealized depreciation	$(2,826,769)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

During the year ended November 30, 2010, the Fund entered into futures contracts to increase exposure to underlying asset classes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended November 30, 2010, the Fund entered into foreign currency exchange contracts for hedging purposes and to increase exposure to underlying asset classes.

At November 30, 2010, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$379,323		Unrealized depreciation of forward currency exchange contracts	$1,529,018

Equity Contracts	Receivable for variation margin on futures contracts	32,992	*

Total		$412,315			$1,529,018

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended November 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$5,713,885	$(1,171,278)

Equity Contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	46,357	(81,204)

Total		$5,760,242	$(1,252,482)

For the year ended November 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $95,957,349 and average monthly original value of futures contracts was $1,920,840.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009		Year Ended November 30, 2010	Year Ended November 30, 2009

Class A
Shares sold	631,671	1,836,916		$5,584,733	$12,190,727

Shares issued in reinvestment of dividends	45,193	– 0	–	402,672	– 0	–

Shares converted from Class B	76,098	119,309		669,674	840,912

Shares redeemed	(3,132,943)	(5,819,202)		(27,748,042)	(40,687,717)

Net decrease	(2,379,981)	(3,862,977)		$(21,090,963)	$(27,656,078)

Class B
Shares sold	35,464	73,054		$306,047	$487,655

Shares issued in reinvestment of dividends	1,644	– 0	–	14,269	– 0	–

Shares converted to Class A	(78,421)	(122,737)		(669,674)	(840,912)

Shares redeemed	(194,141)	(329,988)		(1,658,712)	(2,196,849)

Net decrease	(235,454)	(379,671)		$(2,008,070)	$(2,550,106)

Class C
Shares sold	80,844	300,629		$700,718	$1,966,523

Shares issued in reinvestment of dividends	2,389	– 0	–	20,809	– 0	–

Shares redeemed	(258,069)	(770,014)		(2,205,531)	(5,131,799)

Net decrease	(174,836)	(469,385)		$(1,484,004)	$(3,165,276)

Advisor Class
Shares sold	662,361	3,270,978		$5,894,118	$21,852,379

Shares issued in reinvestment of dividends	127,319	– 0	–	1,140,776	– 0	–

Shares redeemed	(4,643,832)	(4,964,617)		(40,955,997)	(32,416,047)

Net decrease	(3,854,152)	(1,693,639)		$(33,921,103)	$(10,563,668)

Class R
Shares sold	55,344	145,023		$483,851	$962,675

Shares issued in reinvestment of dividends	3,019	– 0	–	26,566	– 0	–

Shares redeemed	(224,095)	(335,278)		(1,931,549)	(2,377,555)

Net decrease	(165,732)	(190,255)		$(1,421,132)	$(1,414,880)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

	Shares			Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009		Year Ended November 30, 2010	Year Ended November 30, 2009

Class K
Shares sold	159,160	98,395		$1,417,237	$664,522

Shares issued in reinvestment of dividends	1,795	– 0	–	15,882	– 0	–

Shares redeemed	(118,316)	(57,652)		(1,038,143)	(430,683)

Net increase	42,639	40,743		$394,976	$233,839

Class I
Shares sold	140,367	38,512		$1,265,124	$282,352

Shares issued in reinvestment of dividends	36,498	– 0	–	326,297	– 0	–

Shares redeemed	(1,515,484)	(4,076,188)		(13,875,808)	(25,788,933)

Net decrease	(1,338,619)	(4,037,676)		$(12,284,387)	$(25,506,581)

For the year ended November 30, 2010, the Fund received $368 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$1,996,738	$	– 0	–

Total taxable distributions	1,996,738		– 0	–

Total distributions paid	$1,996,738	$	– 0	–

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,844,282
Accumulated capital and other losses	(122,672,941	)(a)
Unrealized appreciation/(depreciation)	(2,845,360	)(b)

Total accumulated earnings/(deficit)	$(119,674,019)

(a)

On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $122,672,941 of which $14,232,223 expires in the year 2016, $97,859,382 expires in the year 2017, and $10,581,336 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of gains/losses on certain derivative instruments and passive foreign investment companies (PFICs).

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of gains/losses from passive foreign investment companies (PFICs), and capital gain withholding tax resulted in a net increase in undistributed net investment income, and a net increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 8.88		$ 6.59		$ 16.19	$ 16.72		$ 13.87

Income From Investment Operations
Net investment income(a)	.07		.13	(b)	.23	.23		.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16		2.16		(8.37)	.89		3.30

Net increase (decrease) in net asset value from operations	.23		2.29		(8.14)	1.12		3.51

Less: Dividends and Distributions
Dividends from net investment income	(.09)		– 0	–	(.19)	(.27)		(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.09)		– 0	–	(1.46)	(1.65)		(.66)

Net asset value, end of period	$ 9.02		$ 8.88		$ 6.59	$ 16.19		$ 16.72

Total Return
Total investment return based on net asset value(c)	2.57	%*	34.75	%*	(55.16)%*	7.08%		26.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,794		$47,523		$60,737	$182,644		$67,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.59	%(d)	1.50%		1.40%	1.30	%(d)	1.33	%(d)
Expenses, before waivers/reimbursements	1.59	%(d)	1.51%		1.40%	1.30	%(d)	1.33	%(d)
Net investment income	.83	%(d)	1.84	%(b)	2.09%	1.35	%(d)	1.39	%(d)
Portfolio turnover rate	61%		53%		54%	25%		29%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 8.59		$ 6.43		$ 15.84	$ 16.42		$ 13.66

Income From Investment Operations
Net investment income(a)	.00	(e)	.06	(b)	.16	.08		.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15		2.10		(8.21)	.90		3.25

Net increase (decrease) in net asset value from operations	.15		2.16		(8.05)	.98		3.35

Less: Dividends and Distributions
Dividends from net investment income	(.03)		– 0	–	(.09)	(.18)		(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.03)		– 0	–	(1.36)	(1.56)		(.59)

Net asset value, end of period	$ 8.71		$ 8.59		$ 6.43	$ 15.84		$ 16.42

Total Return
Total investment return based on net asset value(c)	1.69	%*	33.59	%*	(55.49)%*	6.28%		25.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,581		$5,556		$6,599	$24,966		$27,368
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.38	%(d)	2.29%		2.14%	2.03	%(d)	2.05	%(d)
Expenses, before waivers/ reimbursements	2.38	%(d)	2.31%		2.14%	2.03	%(d)	2.05	%(d)
Net investment income	.03	%(d)	.90	%(b)	1.32%	.51	%(d)	.67	%(d)
Portfolio turnover rate	61%		53%		54%	25%		29%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 8.62		$ 6.45		$ 15.87	$ 16.45		$ 13.67

Income From Investment Operations
Net investment income(a)	.01		.07	(b)	.17	.09		.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15		2.10		(8.23)	.89		3.26

Net increase (decrease) in net asset value from operations	.16		2.17		(8.06)	.98		3.37

Less: Dividends and Distributions
Dividends from net investment income	(.03)		– 0	–	(.09)	(.18)		(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.03)		– 0	–	(1.36)	(1.56)		(.59)

Net asset value, end of period	$ 8.75		$ 8.62		$ 6.45	$ 15.87		$ 16.45

Total Return
Total investment return based on net asset value(c)	1.80	%*	33.64	%*	(55.44)%*	6.27%		25.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,355		$7,769		$8,835	$26,554		$19,439
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.32	%(d)	2.23%		2.11%	2.00	%(d)	2.03	%(d)
Expenses, before waivers/ reimbursements	2.32	%(d)	2.24%		2.11%	2.00	%(d)	2.03	%(d)
Net investment income	.12	%(d)	.94	%(b)	1.41%	.58	%(d)	.71	%(d)
Portfolio turnover rate	61%		53%		54%	25%		29%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 8.95		$ 6.63		$ 16.30	$ 16.81		$ 13.93

Income From Investment Operations
Net investment income(a)	.10		.14	(b)	.30	.26		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16		2.18		(8.44)	.91		3.32

Net increase (decrease) in net asset value from operations	.26		2.32		(8.14)	1.17		3.58

Less: Dividends and Distributions
Dividends from net investment income	(.12)		– 0	–	(.26)	(.30)		(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.12)		– 0	–	(1.53)	(1.68)		(.70)

Net asset value, end of period	$ 9.09		$ 8.95		$ 6.63	$ 16.30		$ 16.81

Total Return
Total investment return based on net asset value(c)	2.90	%*	34.99	%*	(55.00)%*	7.38%		26.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,660		$96,246		$82,449	$195,043		$203,212
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.29	%(d)	1.19%		1.09%	.99	%(d)	1.03	%(d)
Expenses, before waivers/reimbursements	1.29	%(d)	1.19%		1.09%	.99	%(d)	1.03	%(d)
Net investment income	1.13	%(d)	1.99	%(b)	2.48%	1.57	%(d)	1.70	%(d)
Portfolio turnover rate	61%		53%		54%	25%		29%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 8.75		$ 6.51		$ 16.04	$ 16.62		$ 13.86

Income From Investment Operations
Net investment income(a)	.05		.11		.22	.17		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14		2.13		(8.29)	.89		3.26

Net increase (decrease) in net asset value from operations	.19		2.24		(8.07)	1.06		3.45

Less: Dividends and Distributions
Dividends from net investment income	(.07)		– 0	–	(.19)	(.26)		(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.07)		– 0	–	(1.46)	(1.64)		(.69)

Net asset value, end of period	$ 8.87		$ 8.75		$ 6.51	$ 16.04		$ 16.62

Total Return
Total investment return based on net asset value(c)	2.22	%*	34.41	%*	(55.24)%*	6.71%		26.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,720		$3,147		$3,578	$7,533		$3,596
Ratio to average net assets of:
Expenses	1.85	%(d)	1.69%		1.68%	1.59	%(d)	1.60	%(d)
Net investment income	.60	%(d)	1.56%		1.90%	1.02	%(d)	1.22	%(d)
Portfolio turnover rate	61%		53%		54%	25%		29%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 8.84		$ 6.56		$ 16.14	$ 16.72		$ 13.88

Income From Investment Operations
Net investment income(a)	.08		.13	(b)	.26	.21		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14		2.15		(8.36)	.89		3.32

Net increase (decrease) in net asset value from operations	.22		2.28		(8.10)	1.10		3.50

Less: Dividends and Distributions
Dividends from net investment income	(.11)		– 0	–	(.21)	(.30)		(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.11)		– 0	–	(1.48)	(1.68)		(.66)

Net asset value, end of period	$ 8.95		$ 8.84		$ 6.56	$ 16.14		$ 16.72

Total Return
Total investment return based on net asset value(c)	2.47	%*	34.76	%*	(55.13)%*	6.95%		26.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,565		$1,167		$599	$1,129		$592
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.58	%(d)	1.43%		1.43%	1.35	%(d)	1.41	%(d)
Expenses, before waivers/reimbursements	1.58	%(d)	1.43%		1.43%	1.35	%(d)	1.41	%(d)
Net investment income	.90	%(d)	1.78	%(b)	2.23%	1.30	%(d)	1.40	%(d)
Portfolio turnover rate	61%		53%		54%	25%		29%
See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2010		2009.		2008	2007		2006

Net asset value, beginning of period	$ 8.94		$ 6.61		$ 16.25	$ 16.76		$ 13.90

Income From Investment Operations
Net investment income(a)	.11		.14		.28	.27		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16		2.19		(8.38)	.91		3.30

Net increase (decrease) in net asset value from operations	.27		2.33		(8.10)	1.18		3.56

Less: Dividends and Distributions
Dividends from net investment income	(.13)		– 0	–	(.27)	(.31)		(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.13)		– 0	–	(1.54)	(1.69)		(.70)

Net asset value, end of period	$ 9.08		$ 8.94		$ 6.61	$ 16.25		$ 16.76

Total Return
Total investment return based on net asset value(c)	3.04	%*	35.25	%*	(54.95)%*	7.42%		26.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,265		$33,910		$51,741	$56,417		$39,566
Ratio to average net assets of:
Expenses	1.15	%(d)	1.06%		1.01%	.95	%(d)	1.01	%(d)
Net investment income	1.26	%(d)	1.98%		2.47%	1.67	%(d)	1.72	%(d)
Portfolio turnover rate	61%		53%		54%	25%		29%

See footnote summary on page 42.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2010, November 30, 2009 and November 30, 2008 by 0.03%, 0.01% and 0.01%, respectively.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Global Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Value Fund of the AllianceBernstein Trust at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2011

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Report of Independent Registered Public Accounting Firm

2010 FEDERAL TAX INFORMATION

(UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2010. For corporate shareholders, 82.24% of dividends paid qualify for the dividends received deduction.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2010, $273,997 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,660,475.

For the taxable year ended November 30, 2010, the Fund designates $3,482,166 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

2010 Federal Tax Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Trust–AllianceBernstein Global Value Fund (the “Fund”) was held on November 5, 2010 and adjourned until December 16, 2010 and January 5, 2011. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 16, 2010 Meeting, with respect to the fifth item of business, the amendment of the Fund’s fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. With respect to the third item of business, the amendment of the Declaration of Trust, the required number of outstanding shares were not voted in favor of the proposal, and the proposal was not approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	176,028,049.389	10,270,167.409
Michael J. Downey	176,137,975.533	10,160,241.265
William H. Foulk, Jr.	175,883,115.438	10,415,101.360
D. James Guzy	175,987,740.567	10,310,476.231
Nancy P. Jacklin	175,977,144.855	10,321,071.943
Robert M. Keith	175,587,707.176	10,710,509.622
Garry L. Moody	176,173,501.304	10,124,715.494
Marshall C. Turner	176,071,367.552	10,226,849.246
Earl D. Weiner	175,916,521.745	10,381,695.053

3. The amendment of the Declaration of Trust.

Voted For	Voted Against	Abstained	Non-Broker Votes
135,176,352.111	6,940,978.703	10,052,192.198	42,542,441.244

5. The amendment of the Fund’s fundamental policy regarding commodities.

Voted For	Voted Against	Abstained	Non-Broker Votes
6,854,977.239	239,756.071	125,734.379	1,682,562.992

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

Results of Shareholders Meeting

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President Kevin F. Simms(2), Senior Vice President	Henry S. D’Auria(2), Vice President Eric J. Franco(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 50 (2010)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

		97	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 78 (2001)

Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.

		97	None

John H. Dobkin, # 68 (2001)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Sharon E. Fay 50	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Kevin F. Simms 44	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Henry S. D’Auria 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Eric J. Franco 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Trustees on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$164.5	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund.

During the Fund’s most recently completed fiscal year, the Adviser received $89,961 (0.05% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.19 1.51 2.31 2.24 1.69 1.43 1.06	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:5

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$164.5	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.522%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows.

Fund	ITM Mutual Fund	Fee[6]
Global Value Fund	Alliance Global Value Stock A7	0.30%[8]

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 1, 2010 by Reuters was ¥93.49 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

7	This ITM fund is privately placed or institutional.

8	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship that has a similar investment style as the Fund. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2010 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee[9]	0.250%[10]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the Fund’s ranking with respect to the proposed

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

10	The calculation excludes the performance fee.

11	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Fund.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Global Value Fund[15]	0.750	0.850	1/10

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.16 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.17

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	The Fund’s EG includes the Fund, one other Global Large Cap Value Fund (“GLCV”), two Global Multi-Cap Core Funds (“GMLC”), three Global Large Cap Growth Funds (“GLCG”) and three Global Multi-Cap Growth Funds (“GMLG”).

16	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.18

Fund	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Value Fund[20]	1.497	1.539	5/10	1.531	17/40

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

18	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

19	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

20	The Fund’s EU includes the Fund, EG and one other GLCV, GMLC, GLCG and GMLG funds, excluding outliers.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	61

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,062, $311,511 and $12,395 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $123,489 in fees from the Fund.21

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of

21	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

62	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

24	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	63

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES,
INCLUDING	THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund26 relative to its Lipper Performance Universe (“PU”)27 for the periods ended January 31, 2010.28

	Fund Return (%)	PU Median (%)	PU Rank
1 year	43.22	30.78	1/6
3 year	-15.41	-11.48	5/5
5 year	-2.22	-1.43	5/5

26	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

27	The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

28	Note that the current Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

64	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)29 versus its benchmark.30 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Value Fund	43.22	-15.41	-2.22	1.78	22.37	-0.11	5
MSCI World Index (Net)	36.58	-7.32	1.61	2.49	17.50	0.01	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

29	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

30	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

31	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real-Asset Strategy*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

66	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0151-1110

ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

November 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein, L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 25, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the annual reporting period ended November 30, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may invest in securities issued by non-US companies and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the bench-

mark, the Russell 2500 Value Index, and the Russell 2500 Index, for the six- and 12-month periods ended November 30, 2010.

The Fund outperformed the Russell 2500 Value Index but trailed the Russell 2500 Index for the 12-month period ended November 30, 2010, without sales charges. The premium versus the value benchmark was driven by positive stock selection, primarily in transportation and energy, where one holding was acquired and several more benefited from strong production growth. The premium was mitigated by negative stock selection in the technology and financial sectors, where several bank holdings modestly underperformed. Sector selection was a smaller contributor and benefits from the overweight in consumer cyclicals more than compensated for the underweight in consumer growth.

The Fund underperformed the benchmark and the Russell 2500 Index for the six-month period ended November 30, 2010, without sales charges. Broadly speaking, returns versus the value index reflected contributions from sector selection that were offset by negative stock selection. On a sector basis, the underweight in financials was the most significant contributor, while the Fund’s underweight in utilities detracted. As with the 12-month period, stock selection in financials detracted as smaller banks underperformed, but the drag was muted by positive stock selection in utilities. The Fund was not exposed to derivatives during either reporting period.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

Market Review and Investment Strategy

During the 12-month period ended November 30, 2010, US smaller caps outpaced the broader market as represented by the S&P 500 Index, as many small-cap companies exhibited strong earnings leverage to the improvement in economic conditions following extensive cost cuts that were driven by the recent recession. In the six-month period ended November 30, 2010, US smaller caps remained modestly ahead of US large caps but fell behind global equities. Among US small-caps, value stocks trailed the broad market index in both periods as the value index had a larger share of financial firms, which lagged, and a smaller share of technology firms, which outperformed.

The Fund’s Small/Mid Cap Value Senior Investment Management Team (the “Team”) remains focused on identifying company-specific controversies that have been mispriced, in its view. As macroeconomic concerns continue to dominate investor sentiment regarding equities, the Team has taken the opportunity to add attractively valued high-quality companies with strong free cash flows. The Fund’s holdings span diverse sectors, with a slight bias toward firms in procyclical sectors and larger companies within the small- and mid-capitalization spectrum.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2500™ Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2500 small- to mid-cap value companies within the US. The Russell 2500™ Index represents the performance of 2500 small- to mid-cap companies within the US. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund
Class A	7.90%	25.11%

Class B†	7.80%	24.90%

Class C	7.57%	24.24%

Advisor Class‡	8.06%	25.50%

Class R‡	7.78%	24.85%

Class K‡	7.96%	25.20%

Class I‡	8.06%	25.51%

Russell 2500 Value Index	8.66%	23.75%

Russell 2500 Index	11.25%	26.26%

†    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/10

* Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Fund Class A shares (from 3/29/01* to 11/30/10) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2010
	NAV Returns	SEC Returns
Class A Shares
1 Year	25.11%	19.82%
5 Years	5.06%	4.15%
Since Inception*	10.12%	9.63%

Class B Shares
1 Year	24.90%	20.90%
5 Years	4.73%	4.73%
Since Inception*(a)	9.60%	9.60%

Class C Shares
1 Year	24.24%	23.24%
5 Years	4.33%	4.33%
Since Inception*	9.35%	9.35%

Advisor Class Shares†
1 Year	25.50%	25.50%
5 Years	5.38%	5.38%
Since Inception*	10.44%	10.44%

Class R Shares†
1 Year	24.85%	24.85%
5 Years	4.86%	4.86%
Since Inception*	8.04%	8.04%

Class K Shares†
1 Year	25.20%	25.20%
5 Years	5.11%	5.11%
Since Inception*	5.31%	5.31%

Class I Shares†
1 Year	25.51%	25.51%
5 Years	5.37%	5.37%
Since Inception*	5.56%	5.56%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.37%, 2.16%, 2.11%, 1.06%, 1.58%, 1.26% and 0.94% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)
SEC Returns
Class A Shares
1 Year	21.14%
5 Years	5.51%
Since Inception*	10.40%

Class B Shares
1 Year	22.23%
5 Years	6.10%
Since Inception*(a)	10.36%

Class C Shares
1 Year	24.56%
5 Years	5.67%
Since Inception*	10.11%

Advisor Class Shares†
1 Year	26.86%
5 Years	6.74%
Since Inception*	11.22%

Class R Shares†
1 Year	26.19%
5 Years	6.22%
Since Inception*	9.09%

Class K Shares†
1 Year	26.59%
5 Years	6.48%
Since Inception*	6.61%

Class I Shares†
1 Year	26.92%
5 Years	6.74%
Since Inception*	6.87%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2010		Ending Account Value November 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,079.05	$1,019.30	$5.99	$5.82
Class B	$1,000	$1,000	$1,078.02	$1,018.15	$7.19	$6.98
Class C	$1,000	$1,000	$1,075.70	$1,015.79	$9.63	$9.35
Advisor Class	$1,000	$1,000	$1,080.57	$1,020.81	$4.43	$4.31
Class R	$1,000	$1,000	$1,077.79	$1,018.30	$7.03	$6.83
Class K	$1,000	$1,000	$1,079.63	$1,019.55	$5.73	$5.57
Class I	$1,000	$1,000	$1,080.64	$1,020.81	$4.43	$4.31
*	Expenses are equal to the classes’ annualized expense ratios of 1.15%, 1.38%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,324.1

TEN LARGEST HOLDINGS**

November 30, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
AnnTaylor Stores Corp.	$17,903,223	1.3%
Foot Locker, Inc.	17,728,365	1.3
Signet Jewelers Ltd.	17,429,608	1.3
Dana Holding Corp.	16,879,381	1.3
Constellation Brands, Inc. – Class A	16,863,617	1.3
Camden Property Trust	16,704,997	1.3
Endurance Specialty Holdings Ltd.	16,131,027	1.2
Convergys Corp.	16,057,073	1.2
General Cable Corp.	15,985,125	1.2
Mueller Industries, Inc.	15,783,148	1.2
	$167,465,564	12.6%

*	All data are as of November 30, 2010. The Fund’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.4%
Financials – 26.2%
Capital Markets – 0.6%
MF Global Holdings Ltd.(a)	1,010,800	$7,934,780

Commercial Banks – 7.4%
Associated Banc-Corp	892,665	11,421,649
CapitalSource, Inc.	1,899,900	12,273,354
City National Corp.	152,050	8,168,126
Comerica, Inc.	390,300	14,242,047
Marshall & Ilsley Corp.	1,501,600	7,192,664
Popular, Inc.(a)	4,227,333	12,174,719
Susquehanna Bancshares, Inc.	1,099,078	8,847,578
Umpqua Holdings Corp.	607,686	6,435,395
Webster Financial Corp.	555,600	9,167,400
Whitney Holding Corp.	879,635	8,259,772

		98,182,704

Insurance – 6.6%
Aspen Insurance Holdings Ltd.	511,200	14,773,680
Assurant, Inc.	329,000	11,603,830
Endurance Specialty Holdings Ltd.	365,700	16,131,027
Fidelity National Financial, Inc. – Class A	509,400	6,876,900
Platinum Underwriters Holdings Ltd.	330,300	14,278,869
Reinsurance Group of America, Inc. – Class A	285,100	14,235,043
Unum Group	450,850	9,688,767

		87,588,116

Real Estate Investment Trusts (REITs) – 7.0%
BioMed Realty Trust, Inc.	631,151	11,127,192
BRE Properties, Inc.	269,350	11,600,905
Camden Property Trust	327,100	16,704,997
CBL & Associates Properties, Inc.	497,800	8,213,700
DiamondRock Hospitality Co.(a)	1,136,800	11,970,504
Entertainment Properties Trust	235,038	10,882,259
Sunstone Hotel Investors, Inc.(a)	1,123,720	10,697,814
Tanger Factory Outlet Centers	233,900	11,222,522

		92,419,893

Real Estate Management & Development – 2.0%
CB Richard Ellis Group, Inc. – Class A(a)	549,700	10,548,743
Forest City Enterprises, Inc.(a)	543,200	8,338,120
Jones Lang LaSalle, Inc.	90,100	7,191,782

		26,078,645

Thrifts & Mortgage Finance – 2.6%
Astoria Financial Corp.	311,316	3,748,245
First Niagara Financial Group, Inc.	939,100	11,630,753
People’s United Financial, Inc.	632,500	7,836,675
Washington Federal, Inc.	740,399	10,928,289

		34,143,962

		346,348,100

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 16.2%
Auto Components – 4.1%
Cooper Tire & Rubber Co.	577,400	$12,061,886
Dana Holding Corp.(a)	1,117,100	16,879,381
Federal-Mogul Corp.(a)	708,900	13,256,430
TRW Automotive Holdings Corp.(a)	251,000	11,919,990

		54,117,687

Hotels, Restaurants & Leisure – 1.7%
Royal Caribbean Cruises Ltd.(a)	289,800	11,664,450
Wyndham Worldwide Corp.	389,100	11,186,625

		22,851,075

Household Durables – 2.1%
American Greetings Corp.	766,000	15,373,620
NVR, Inc.(a)	18,730	11,612,225
Pulte Group, Inc.(a)	88,383	553,278

		27,539,123

Leisure Equipment & Products – 0.5%
Callaway Golf Co.	915,800	7,015,028

Media – 2.6%
Gannett Co., Inc.	647,600	8,490,036
Interpublic Group of Cos., Inc. (The)(a)	1,320,200	14,060,130
Meredith Corp.	350,400	11,780,448

		34,330,614

Specialty Retail – 4.8%
AnnTaylor Stores Corp.(a)	665,300	17,903,223
Foot Locker, Inc.	939,500	17,728,365
Office Depot, Inc.(a)	2,377,300	10,341,255
Signet Jewelers Ltd.(a)	437,600	17,429,608

		63,402,451

Textiles, Apparel & Luxury Goods – 0.4%
Jones Group, Inc. (The)	404,310	5,474,357

		214,730,335

Industrials – 12.4%
Airlines – 0.6%
Alaska Air Group, Inc.(a)	150,000	8,250,000

Building Products – 1.2%
AO Smith Corp.	203,550	8,021,905
Masco Corp.	663,700	7,240,967

		15,262,872

Commercial Services & Supplies – 0.6%
Avery Dennison Corp.	215,200	8,078,608

Electrical Equipment – 3.0%
EnerSys(a)	286,400	8,646,416
General Cable Corp.(a)	487,500	15,985,125
Thomas & Betts Corp.(a)	348,600	15,495,270

		40,126,811

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 3.8%
Briggs & Stratton Corp.	660,075	$11,491,906
Mueller Industries, Inc.	517,650	15,783,148
Terex Corp.(a)	481,000	11,678,680
Trinity Industries, Inc.	520,500	11,919,450

		50,873,184

Professional Services – 0.7%
Kelly Services, Inc. – Class A(a)	480,900	8,596,088

Road & Rail – 1.4%
Con-way, Inc.	257,900	8,717,020
Hertz Global Holdings, Inc.(a)	829,800	10,173,348

		18,890,368

Trading Companies & Distributors – 1.1%
WESCO International, Inc.(a)	294,000	14,029,680

		164,107,611

Utilities – 8.6%
Electric Utilities – 4.2%
NV Energy, Inc.	1,136,400	15,557,316
Pepco Holdings, Inc.	780,200	14,316,670
Portland General Electric Co.	680,400	14,404,068
Unisource Energy Corp.	326,300	11,475,971

		55,754,025

Gas Utilities – 2.2%
Atmos Energy Corp.	477,386	14,354,997
UGI Corp.	512,100	15,194,007

		29,549,004

Multi-Utilities – 2.2%
CMS Energy Corp.	774,625	13,920,011
NiSource, Inc.	905,625	15,151,107

		29,071,118

		114,374,147

Energy – 7.8%
Energy Equipment & Services – 3.3%
Helix Energy Solutions Group, Inc.(a)	881,800	12,371,654
Helmerich & Payne, Inc.	262,200	11,893,392
Oil States International, Inc.(a)	162,400	9,635,192
Rowan Cos., Inc.(a)	352,600	10,630,890

		44,531,128

Oil, Gas & Consumable Fuels – 4.5%
Forest Oil Corp.(a)	437,800	14,981,516
Southern Union Co.	625,000	14,756,250
Swift Energy Co.(a)	398,800	14,552,212
Teekay Corp.	473,400	15,096,726

		59,386,704

		103,917,832

Materials – 7.1%
Chemicals – 4.6%
Arch Chemicals, Inc.	363,100	12,606,832
Cytec Industries, Inc.	233,300	11,158,739

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Huntsman Corp.	842,800	$13,038,116
PolyOne Corp.(a)	842,200	10,493,812
Rockwood Holdings, Inc.(a)	335,900	12,821,303

		60,118,802

Metals & Mining – 2.5%
Commercial Metals Co.	729,200	11,207,804
Reliance Steel & Aluminum Co.	307,275	13,658,374
Steel Dynamics, Inc.	527,700	8,411,538

		33,277,716

		93,396,518

Information Technology – 6.8%
Computers & Peripherals – 0.7%
NCR Corp.(a)	591,800	8,516,002

Electronic Equipment, Instruments & Components – 4.4%
Anixter International, Inc.	205,100	11,458,937
Arrow Electronics, Inc.(a)	291,625	9,043,291
AU Optronics Corp. (Sponsored ADR)(a)	800,599	7,957,954
Avnet, Inc.(a)	278,600	8,539,090
Flextronics International Ltd.(a)	1,608,100	11,658,725
Insight Enterprises, Inc.(a)	741,000	9,344,010

		58,002,007

IT Services – 1.7%
Amdocs Ltd.(a)	269,900	7,017,400
Convergys Corp.(a)	1,245,700	16,057,073

		23,074,473

		89,592,482

Health Care – 6.1%
Health Care Equipment & Supplies – 1.6%
Kinetic Concepts, Inc.(a)	348,600	13,842,906
Teleflex, Inc.	138,050	6,894,217

		20,737,123

Health Care Providers & Services – 3.4%
AMERIGROUP Corp.(a)	292,000	12,564,760
Health Net, Inc.(a)	430,900	11,634,300
LifePoint Hospitals, Inc.(a)	395,117	14,311,138
Molina Healthcare, Inc.(a)	248,115	6,299,640

		44,809,838

Pharmaceuticals – 1.1%
Par Pharmaceutical Cos., Inc.(a)	406,400	14,601,952

		80,148,913

Consumer Staples – 4.2%
Beverages – 1.2%
Constellation Brands, Inc. – Class A(a)	818,225	16,863,617

Food & Staples Retailing – 0.5%
Supervalu, Inc.	711,450	6,431,508

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 2.5%
Bunge Ltd.	183,000	$11,130,060
Smithfield Foods, Inc.(a)	749,500	13,198,695
Tyson Foods, Inc. – Class A	532,700	8,432,641

		32,761,396

		56,056,521

Total Common Stocks (cost $1,101,374,492)		1,262,672,459

SHORT-TERM INVESTMENTS – 4.5%
Investment Companies – 4.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b) (cost $59,959,292)	59,959,292	59,959,292

Total Investments – 99.9% (cost $1,161,333,784)		1,322,631,751
Other assets less liabilities – 0.1%		1,478,011

Net Assets – 100.0%		$1,324,109,762

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,101,374,492)	$1,262,672,459
Affiliated issuers (cost $59,959,292)	59,959,292
Receivable for shares of beneficial interest sold	5,396,779
Receivable for investment securities sold	3,477,537
Dividends receivable	965,633

Total assets	1,332,471,700

Liabilities
Payable for shares of beneficial interest redeemed	4,826,866
Payable for investment securities purchased	1,801,469
Advisory fee payable	699,784
Distribution fee payable	312,048
Transfer Agent fee payable	73,789
Administrative fee payable	60,266
Accrued expenses	587,716

Total liabilities	8,361,938

Net Assets	$1,324,109,762

Composition of Net Assets
Paid-in capital	$1,196,132,736
Undistributed net investment income	1,595,701
Accumulated net realized loss on investment transactions	(34,916,642)
Net unrealized appreciation on investments	161,297,967

$1,324,109,762

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$555,970,898	33,938,035	$16.38	*

B	$47,531,582	3,017,660	$15.75

C	$145,003,661	9,278,692	$15.63

Advisor	$238,840,484	14,359,432	$16.63

R	$91,714,140	5,656,894	$16.21

K	$41,264,988	2,536,627	$16.27

I	$203,784,009	12,461,049	$16.35

*	The maximum offering price per share for Class A shares was $17.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2010

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $143,905)	$15,538,907
Affiliated issuers	60,429	$15,599,336

Expenses
Advisory fee (see Note B)	8,889,189
Distribution fee—Class A	1,517,383
Distribution fee—Class B	602,657
Distribution fee—Class C	1,326,817
Distribution fee—Class R	361,505
Distribution fee—Class K	83,776
Transfer agency—Class A	956,293
Transfer agency—Class B	153,706
Transfer agency—Class C	278,882
Transfer agency—Advisor Class	430,530
Transfer agency—Class R	184,827
Transfer agency—Class K	67,021
Transfer agency—Class I	168,925
Printing	456,361
Custodian	200,133
Registration fees	171,629
Administrative	122,425
Trustees’ fees	53,184
Legal	49,375
Audit	41,747
Miscellaneous	26,393

Total expenses	16,142,758
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,030,591)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(469,490)

Net expenses		13,642,677

Net investment income		1,956,659

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		109,397,955
Net change in unrealized appreciation/depreciation of investments		127,951,543

Net gain on investment transactions		237,349,498

Net Increase in Net Assets from Operations		$239,306,157

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2010	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,956,659	$3,708,559
Net realized gain (loss) on investment transactions	109,397,955	(121,930,094)
Net change in unrealized appreciation/depreciation of investments	127,951,543	410,616,035

Net increase in net assets from operations	239,306,157	292,394,500
Dividends to Shareholders from
Net investment income
Class A	(1,273,554)	(2,857,158)
Class B	(230,065)	(652,057)
Advisor Class	(993,697)	(1,402,356)
Class R	(119,069)	(269,201)
Class K	(110,330)	(155,306)
Class I	(803,988)	(1,265,895)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	113,123,313	(7,356,255)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	98,384	– 0	–

Total increase	348,997,151	278,436,272
Net Assets
Beginning of period	975,112,611	696,676,339

End of period (including undistributed net investment income of $1,595,701 and $3,169,745, respectively)	$1,324,109,762	$975,112,611

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,262,672,459	$—	$—	$1,262,672,459
Short-Term Investments	59,959,292	—	—	59,959,292

Total Investments in Securities	1,322,631,751	—	—	1,322,631,751
Other Financial Instruments*	—	—	—	—

Total	$1,322,631,751	$—	$—	$1,322,631,751

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on November 30, 2011 and then may be extended by the Adviser for additional one year terms. For the year ended November 30, 2010, such reimbursement amounted to $2,030,591.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2010, such fee amounted to $122,425.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $814,496 for the year ended November 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16,808 from the sale of Class A shares and received $12,811, $21,109 and $10,397 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2010 (000)	Dividend Income (000)
$ 25,662	$ 439,568	$ 405,271	$ 59,959	$ 60

Brokerage commissions paid on investment transactions for the year ended November 30, 2010 amounted to $1,703,159, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares. For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. As of June 1, 2010, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .25% of the average daily net assets attributable to Class B shares. Prior to June 1, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2010, such waiver amounted to $469,490. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $104,788, $2,343,651, $787,272, and $257,011 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$717,335,908		$641,228,004
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,163,953,066

Gross unrealized appreciation	$217,149,973
Gross unrealized depreciation	(58,471,288)

Net unrealized appreciation	$158,678,685

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivative transactions for the year ended November 30, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2010	Year Ended November 30, 2009

Class A
Shares sold	15,036,697	10,795,843	$230,981,546	$112,728,549

Shares issued in reinvestment of dividends	84,182	287,317	1,186,958	2,669,176

Shares converted from Class B	1,627,720	1,012,930	24,434,923	11,250,217

Shares redeemed	(14,152,041)	(13,530,243)	(211,722,417)	(139,139,197)

Net increase (decrease)	2,596,558	(1,434,153)	$44,881,010	$(12,491,255)

Class B
Shares sold	173,334	230,961	$2,550,044	$2,308,142

Shares issued in reinvestment of dividends	15,664	66,952	212,723	600,557

Shares converted to Class A	(1,691,075)	(1,050,793)	(24,434,923)	(11,250,217)

Shares redeemed	(898,459)	(1,816,588)	(12,941,392)	(17,489,669)

Net decrease	(2,400,536)	(2,569,468)	$(34,613,548)	$(25,831,187)

Class C
Shares sold	2,044,164	1,409,306	$29,875,381	$14,686,238

Shares redeemed	(1,960,954)	(3,068,527)	(28,173,660)	(29,757,680)

Net increase (decrease)	83,210	(1,659,221)	$1,701,721	$(15,071,442)

Advisor Class
Shares sold	8,226,425	7,818,794	$128,688,220	$83,082,356

Shares issued in reinvestment of dividends	64,194	138,095	916,696	1,298,092

Shares redeemed	(7,651,865)	(6,225,623)	(115,558,805)	(64,628,463)

Net increase	638,754	1,731,266	$14,046,111	$19,751,985

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2010	Year Ended November 30, 2009
Class R
Shares sold	2,945,121	2,105,421	$44,476,109	$22,135,974

Shares issued in reinvestment of dividends	8,527	29,196	119,205	269,183

Shares redeemed	(1,547,689)	(1,250,795)	(23,122,215)	(13,138,592)

Net increase	1,405,959	883,822	$21,473,099	$9,266,565

Class K
Shares sold	1,337,380	909,643	$20,456,028	$9,593,765

Shares issued in reinvestment of dividends	7,880	16,826	110,329	155,305

Shares redeemed	(679,611)	(417,315)	(10,162,482)	(4,399,418)

Net increase	665,649	509,154	$10,403,875	$5,349,652

Class I
Shares sold	5,966,480	3,025,474	$91,497,453	$34,554,847

Shares issued in reinvestment of dividends	56,132	133,936	788,091	1,238,911

Shares redeemed	(2,484,928)	(2,392,015)	(37,054,499)	(24,124,331)

Net increase	3,537,684	767,395	$55,231,045	$11,669,427

For the year ended November 30, 2010, the Fund received $98,384 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$3,530,703	$6,601,973

Total taxable distributions	3,530,703	6,601,973

Total distributions paid	$3,530,703	$6,601,973

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Notes to Financial Statements

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,595,701
Accumulated capital and other losses	(32,297,359	)(a)
Unrealized appreciation/(depreciation)	158,678,685	(b)

Total accumulated earnings/(deficit)	$127,977,027

(a)	On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $32,297,359 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $110,598,047.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primary to the tax deferral of losses on wash sales.

During the current fiscal year, the Fund had no permanent differences that may affect undistributed net investment income, accumulated net realized loss on investment transactions, and paid in capital.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.13	$ 9.18	$ 16.77	$ 17.89	$ 17.63

Income From Investment Operations
Net investment income(a)(b)	.02	.05	.09	.09	.08
Net realized and unrealized gain (loss) on investment transactions	3.27	3.99	(6.29)	.60	2.17

Net increase (decrease) in net asset value from operations	3.29	4.04	(6.20)	.69	2.25

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.09)	(.03)	(.12)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.04)	(.09)	(1.39)	(1.81)	(1.99)

Net asset value, end of period	$ 16.38	$ 13.13	$ 9.18	$ 16.77	$ 17.89

Total Return
Total investment return based on net asset value(c)	25.11%	44.38	%*	(40.35	)%*	4.10%	14.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$555,971	$411,472	$300,760	$571,165	$533,763
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(d)	1.15%	1.15%	1.15	%(d)	1.15	%(d)
Expenses, before waivers/reimbursements	1.33	%(d)	1.37%	1.34%	1.27	%(d)	1.31	%(d)
Net investment income(b)	.17	%(d)	.50%	.62%	.54	%(d)	.47	%(d)
Portfolio turnover rate	57%	64%	48%	30%	54%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.65	$ 8.86	$ 16.24	$ 17.30	$ 17.23

Income From Investment Operations
Net investment income (loss)(a)(e)	(.01)	.03	.06	(b)	.06	(b)	(.04	)(b)
Net realized and unrealized gain (loss) on investment transactions	3.15	3.84	(6.08)	.57	2.10

Net increase (decrease) in net asset value from operations	3.14	3.87	(6.02)	.63	2.06

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.08)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.04)	(.08)	(1.36)	(1.69)	(1.99)

Net asset value, end of period	$ 15.75	$ 12.65	$ 8.86	$ 16.24	$ 17.30

Total Return
Total investment return based on net asset value(c)	24.90%	44.11	%*	(40.49	)%*	3.86%	13.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,532	$68,527	$70,770	$174,860	$226,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.31	%(d)	1.36%	1.33%	1.40	%(d)	1.85	%(d)
Expenses, before waivers/ reimbursements	2.09	%(d)	2.16%	2.06%	2.01	%(d)	2.03	%(d)
Net investment income (loss)(e)	(.03	)%(d)	.33%	.42	%(b)	.33	%(b)(d)	(.27	)%(b)(d)
Portfolio turnover rate	57%	64%	48%	30%	54%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 12.58		$ 8.77		$ 16.17	$ 17.30		$ 17.22

Income From Investment Operations
Net investment loss(a)(b)	(.08)		(.02)		(.01)	(.02)		(.04)
Net realized and unrealized gain (loss) on investment transactions	3.13		3.83		(6.03)	.58		2.11

Net increase (decrease) in net asset value from operations	3.05		3.81		(6.04)	.56		2.07

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)		(1.99)

Net asset value, end of period	$ 15.63		$ 12.58		$ 8.77	$ 16.17		$ 17.30

Total Return
Total investment return based on net asset value(c)	24.24%		43.44	%*	(40.81)%*	3.42%		13.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$145,004		$115,634		$95,201	$204,487		$208,714
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%(d)	1.85%		1.85%	1.85	%(d)	1.85	%(d)
Expenses, before waivers/ reimbursements	2.05	%(d)	2.11%		2.05%	1.98	%(d)	2.02	%(d)
Net investment loss(b)	(.53	)%(d)	(.19)%		(.09)%	(.14	)%(d)	(.25	)%(d)
Portfolio turnover rate	57%		64%		48%	30%		54%
See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.32	$ 9.33	$ 17.03	$ 18.13	$ 17.79

Income From Investment Operations
Net investment income(a)(b)	.07	.08	.13	.15	.13
Net realized and unrealized gain (loss) on investment transactions	3.31	4.04	(6.39)	.60	2.20

Net increase (decrease) in net asset value from operations	3.38	4.12	(6.26)	.75	2.33

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.13)	(.08)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.07)	(.13)	(1.44)	(1.85)	(1.99)

Net asset value, end of period	$ 16.63	$ 13.32	$ 9.33	$ 17.03	$ 18.13

Total Return
Total investment return based on net asset value(c)	25.50%	44.78	%*	(40.18	)%*	4.44%	14.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$238,840	$182,777	$111,814	$175,011	$173,391
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(d)	.85%	.85%	.85	%(d)	.85	%(d)
Expenses, before waivers/ reimbursements	1.03	%(d)	1.06%	1.04%	.97	%(d)	1.01	%(d)
Net investment income(b)	.46	%(d)	.77%	.94%	.84	%(d)	.75	%(d)
Portfolio turnover rate	57%	64%	48%	30%	54%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.01	$ 9.10	$ 16.66	$ 17.82	$ 17.60

Income From Investment Operations
Net investment income (loss)(a)(b)	(.00	)(f)	.03	.06	.05	.06
Net realized and unrealized gain (loss) on investment transactions	3.23	3.96	(6.24)	.61	2.15

Net increase (decrease) in net asset value from operations	3.23	3.99	(6.18)	.66	2.21

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.08)	(.02)	(.13)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.03)	(.08)	(1.38)	(1.82)	(1.99)

Net asset value, end of period	$ 16.21	$ 13.01	$ 9.10	$ 16.66	$ 17.82

Total Return
Total investment return based on net asset value(c)	24.85%	44.19	%*	(40.50	) %*	3.95%	13.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,714	$55,290	$30,639	$40,382	$19,372
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(d)	1.35%	1.35%	1.35	%(d)	1.35	%(d)
Expenses, before waivers/reimbursements	1.60	%(d)	1.58%	1.54%	1.51	%(d)	1.55	%(d)
Net investment income (loss)(b)	(.02	)%(d)	.27%	.44%	.26	%(d)	.33	%(d)
Portfolio turnover rate	57%	64%	48%	30%	54%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.05	$ 9.14	$ 16.74	$ 17.91	$ 17.64

Income From Investment Operations
Net investment income(a)(b)	.03	.05	.10	.08	.15
Net realized and unrealized gain (loss) on investment transactions	3.25	3.97	(6.27)	.62	2.11

Net increase (decrease) in net asset value from operations	3.28	4.02	(6.17)	.70	2.26

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.11)	(.07)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.06)	(.11)	(1.43)	(1.87)	(1.99)

Net asset value, end of period	$ 16.27	$ 13.05	$ 9.14	$ 16.74	$ 17.91

Total Return
Total investment return based on net asset value(c)	25.20%	44.51	%*	(40.36	)%*	4.14%	14.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,265	$24,411	$12,447	$18,514	$5,211
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(d)	1.10%	1.10%	1.10	%(d)	1.10	%(d)
Expenses, before waivers/ reimbursements	1.30	%(d)	1.26%	1.26%	1.23	%(d)	1.28	%(d)
Net investment income(b)	.23	%(d)	.50%	.69%	.48	%(d)	.92	%(d)
Portfolio turnover rate	57%	64%	48%	30%	54%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.11	$ 9.20	$ 16.84	$ 17.98	$ 17.66

Income From Investment Operations
Net investment income(a)(b)	.07	.08	.13	.12	.13
Net realized and unrealized gain (loss) on investment transactions	3.26	3.98	(6.30)	.62	2.18

Net increase (decrease) in net asset value from operations	3.33	4.06	(6.17)	.74	2.31

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.15)	(.11)	(.19)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.09)	(.15)	(1.47)	(1.88)	(1.99)

Net asset value, end of period	$ 16.35	$ 13.11	$ 9.20	$ 16.84	$ 17.98

Total Return
Total investment return based on net asset value(c)	25.51%	44.86	%*	(40.20	)%*	4.38%	14.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$203,784	$117,002	$75,045	$133,438	$17,420
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(d)	.85%	.85%	.84	%(d)	.85	%(d)
Expenses, before waivers/reimbursements	.96	%(d)	.94%	.92%	.85	%(d)	.89	%(d)
Net investment income(b)	.48	%(d)	.78%	.93%	.69	%(d)	.79	%(d)
Portfolio turnover rate	57%	64%	48%	30%	54%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived by Distributor.

(f)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 0.01% and 0.01%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Small/Mid Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Value Fund of the AllianceBernstein Trust at November 30, 2010, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2011

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2010. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2010, the Fund designates $12,282,266 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Tax Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Trust–AllianceBernstein Small/Mid Cap Value Fund (the “Fund” was held on November 5, 2010 and adjourned until December 16, 2010 and January 5, 2011. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. With respect to the third item of business, the amendment of the Declaration of Trust, and the fifth item of business, the amendment of certain of the Fund’s fundamental policies regarding commodities, the required number of outstanding shares were not voted in favor of each proposal, and neither proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	176,028,049.389	10,270,167.409
Michael J. Downey	176,137,975.533	10,160,241.265
William H. Foulk, Jr.	175,883,115.438	10,415,101.360
D. James Guzy	175,987,740.567	10,310,476.231
Nancy P. Jacklin	175,977,144.855	10,321,071.943
Robert M. Keith	175,587,707.176	10,710,509.622
Garry L. Moody	176,173,501.304	10,124,715.494
Marshall C. Turner	176,071,367.552	10,226,849.246
Earl D. Weiner	175,916,521.745	10,381,695.053

3. The amendment of the Declaration of Trust.

Voted For	Voted Against	Abstained	Non-Broker Votes
135,176,352.111	6,940,978.703	10,052,192.198	42,542,441.244

5. The amendment of the Fund’s fundamental policy regarding commodities.

Voted For	Voted Against	Abstained	Non-Broker Votes
24,624,514.863	1,060,877.078	1,234,970.484	13,155,866.450

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

Results of Shareholders Meeting

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 78 (2001)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 68 (2001)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors), and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior March 2003.

Joseph G. Paul 51	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

James W. MacGregor 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Andrew J. Weiner 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Trustees on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.”. References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,217.8	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $94,467 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.85% 1.15% 1.85% 1.85% 1.35% 1.10% 0.85%	1.06% 1.37% 2.16% 2.11% 1.58% 1.26% 0.94%	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:5

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	$1,217.8	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25m	0.566%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.6 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationship been applicable to the Fund based on March 31, 2010 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.460%	0.750%

	Client #2	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.566%	0.750%

	Client #3	0.613% on 1st $150 million 0.495% on the balance	0.510%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.7

7	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	53

Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Fund.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Fund	0.750	0.797	5/10

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009,

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

54	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.12

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.149	1.388	1/10	1.432	1/45

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type

12	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

13	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	55

of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $6,040, $2,964,136 and $22,183 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $833,081 in fees from the Fund.14

The Fund may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Fund’s most recently completed fiscal year, the Fund did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Fund will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

56	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	57

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2010.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	56.53	43.81	42.88	2/10	8/55
3 year	-3.33	-6.96	-7.46	3/10	7/50
5 year	3.15	2.23	1.46	4/10	10/42

19	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

58	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized
					Volatility (%)	Sharpe (%)	Risk Period (Year)
Small/Mid Cap Value Fund	56.56	-3.33	3.15	8.82	21.99	0.12	5
Russell 2500 Value Index	40.69	-8.48	0.95	7.04	20.29	0.01	5
Russell 2500 Index	42.74	-6.76	1.58	5.91	20.28	0.04	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

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International Growth Fund

Value Funds

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Balanced Shares

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Value Fund

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Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

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The Ibero-America Fund*

Inflation Strategies

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Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

60	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0151-1110

ANNUAL REPORT

AllianceBernstein

International Value Fund

November 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 20, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the annual reporting period ended November 30, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser’s Bernstein unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index (net), for the six- and 12-month periods ended November 30, 2010.

The Fund’s Class A shares underperformed the benchmark for both the six-and 12-month periods ended November 30, 2010, without sales charges. Derivatives were used during the reporting period to implement active currency management. Active

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

currency management did not impact returns for the six-month period, while it added to returns over the 12-month period.

For the six-month period, security selection was weak in the technology, utilities and telecommunications sectors. Finnish handset maker Nokia, retailer Esprit and technology holding Sharp led the detractors. Adding to returns were miners Xstrata and Rio Tinto, along with telecommunications holding Vodafone.

For the 12-month period, returns were hurt by negative sector and security selection. Underweight positions within capital equipment and consumer staples weighed on performance. Stock selection was weak within the technology, consumer cyclicals and utilities sectors. Retailer Esprit, Finnish handset maker Nokia and Italian bank Unicredit were the leading detractors. Contributing to returns were luxury automaker BMW, telecommunications holding Vodafone and miner Rio Tinto.

Market Review and Investment Strategy

Overall, international equity markets, as represented by the MSCI EAFE Index, posted positive returns during the reporting periods, although markets were volatile. Markets fell at the beginning of 2010 as investors’ fears mounted over escalating fiscal troubles in Europe and a potential slowdown in the world’s economic recovery. Markets received some relief in July, moving sharply higher following positive earnings, in-line results from the European bank stress tests, and BP capping its oil well in the Gulf of Mexico. However, disappointing macroeconomic data led to equity markets underperforming again in August. Markets regained strength in September and October on optimistic economic data.

The Fund continues to emphasize companies with strong free cash flow generation that are selling at attractive valuations. The International Value Senior Investment Management Team believes these opportunities are available across a wide range of sectors.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. MSCI EAFE Index (Europe, Australasia, Far East) (free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. Net returns reflects the reinvestment of dividends. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI.

A Word About Risk

Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	12.29%	-2.30%

Class B*	11.85%	-3.01%

Class C	11.93%	-3.00%

Advisor Class**	12.55%	-1.95%

Class R**	12.26%	-2.46%

Class K**	12.42%	-2.13%

Class I**	12.63%	-1.78%

MSCI EAFE Index (net)	13.73%	1.11%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Fund Class A shares (from 3/29/01* to 11/30/10) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*Since inception of the Fund’s Class A shares on 3/29/01.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	-2.30%	-6.45%
5 Years	-2.31%	-3.15%
Since Inception*	5.63%	5.16%

Class B Shares(a)
1 Year	-3.01%	-6.86%
5 Years	-3.04%	-3.04%
Since Inception*	5.04%	5.04%

Class C Shares
1 Year	-3.00%	-3.97%
5 Years	-3.01%	-3.01%
Since Inception*	4.91%	4.91%

Advisor Class Shares†
1 Year	-1.95%	-1.95%
5 Years	-2.01%	-2.01%
Since Inception*	5.99%	5.99%

Class R Shares†
1 Year	-2.46%	-2.46%
5 Years	-2.53%	-2.53%
Since Inception*	3.93%	3.93%

Class K Shares†
1 Year	-2.13%	-2.13%
5 Years	-2.24%	-2.24%
Since Inception*	-1.01%	-1.01%

Class I Shares†
1 Year	-1.78%	-1.78%
5 Years	-1.89%	-1.89%
Since Inception*	-0.67%	-0.67%

The Fund’s current prospectus fee table shows the Fund’s Total Annual expense ratios as 1.29%, 2.07%, 2.02%, 0.99%, 1.48%, 1.18% and 0.80% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)
SEC Returns

Class A Shares
1 Year	-1.04%
5 Years	-2.70%
Since Inception*	5.95%

Class B Shares(a)
1 Year	-1.43%
5 Years	-2.59%
Since Inception*	5.82%

Class C Shares
1 Year	1.64%
5 Years	-2.56%
Since Inception*	5.69%

Advisor Class Shares†
1 Year	3.73%
5 Years	-1.56%
Since Inception*	6.77%

Class R Shares†
1 Year	3.13%
5 Years	-2.09%
Since Inception*	4.99%

Class K Shares†
1 Year	3.39%
5 Years	-1.80%
Since Inception*	0.31%

Class I Shares†
1 Year	3.87%
5 Years	-1.45%
Since Inception*	0.65%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2010		Ending Account Value November 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,122.86	$1,018.25	$7.24	$6.88
Class B	$1,000	$1,000	$1,118.48	$1,014.34	$11.36	$10.81
Class C	$1,000	$1,000	$1,119.26	$1,014.59	$11.10	$10.56
Advisor Class	$1,000	$1,000	$1,125.53	$1,019.70	$5.70	$5.42
Class R	$1,000	$1,000	$1,122.63	$1,017.05	$8.51	$8.09
Class K	$1,000	$1,000	$1,124.24	$1,018.60	$6.87	$6.53
Class I	$1,000	$1,000	$1,126.28	$1,020.81	$4.53	$4.31
*	Expenses are equal to the classes’ annualized expense ratios of 1.36%, 2.14%, 2.09%, 1.07%, 1.60%, 1.29% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,668.5

*	All data are as of November 30, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Austria, Belgium, China, Denmark, India, Kazakhstan, Norway, Russia, South Africa and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Rio Tinto PLC	$80,380,164	3.0%
Royal Dutch Shell PLC (Euronext Amsterdam) –Class A	71,930,292	2.7
Vodafone Group PLC	65,353,830	2.5
BP PLC	65,141,868	2.4
Novartis AG	62,585,063	2.4
AstraZeneca PLC	57,332,240	2.2
E.ON AG	53,480,874	2.0
National Australia Bank Ltd.	51,776,746	1.9
Allianz SE	49,092,112	1.8
Xstrata PLC	47,512,918	1.8
	$604,586,107	22.7%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Financials – 20.9%
Capital Markets – 0.3%
Deutsche Bank AG	153,700	$7,278,003

Commercial Banks – 14.2%
Banco do Brasil SA	861,200	16,524,834
Bank of China Ltd.	24,556,000	13,045,067
Barclays PLC	8,826,500	35,462,499
BNP Paribas	710,213	42,008,824
Danske Bank A/S(a)	1,003,100	24,880,652
Hana Financial Group, Inc.	886,400	29,040,648
KB Financial Group, Inc.	636,003	29,744,344
KB Financial Group, Inc. (ADR)	6,700	308,468
KBC Groep NV(a)	210,100	7,352,891
National Australia Bank Ltd.	2,308,900	51,776,746
National Bank of Canada	305,300	20,175,882
Societe Generale	489,615	22,638,809
Sumitomo Mitsui Financial Group, Inc.	1,153,100	35,410,252
Turkiye Garanti Bankasi AS	1,679,000	9,331,040
Turkiye Vakiflar Bankasi Tao – Class D	5,785,000	16,104,241
UniCredit SpA	13,522,770	26,138,494

		379,943,691

Consumer Finance – 1.0%
ORIX Corp.	304,180	25,944,487

Insurance – 3.9%
Allianz SE	448,345	49,092,112
Aviva PLC	4,911,400	27,094,087
Muenchener Rueckversicherungs AG (MunichRe)	125,600	17,421,717
Old Mutual PLC	6,431,600	11,852,403

		105,460,319

Real Estate Management & Development – 1.5%
Evergrande Real Estate Group Ltd.	14,772,000	7,307,031
Mitsui Fudosan Co., Ltd.	1,520,600	26,875,160
New World Development Ltd.	2,744,641	5,402,325
Sumitomo Realty & Development Co., Ltd.	100	2,149

		39,586,665

		558,213,165

Materials – 13.0%
Chemicals – 2.6%
Agrium, Inc. (Toronto)	395,000	31,648,483
Air Water, Inc.	4,900	58,023
Arkema SA	348,500	20,778,513
Incitec Pivot Ltd.	1,677,037	5,994,274
Koninklijke DSM NV	226,994	11,073,024

		69,552,317

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.0%
Boral Ltd.	22,900	$98,607

Metals & Mining – 10.4%
BHP Billiton Ltd.	345,800	14,216,855
Dowa Holdings Co., Ltd.	1,697,700	10,051,887
JFE Holdings, Inc.	634,200	20,110,483
Lundin Mining Corp.(a)	38,600	248,547
Mitsubishi Materials Corp.(a)	4,386,000	13,544,220
Rio Tinto PLC	1,260,800	80,380,164
Tata Steel Ltd.	1,016,800	12,960,162
ThyssenKrupp AG	851,000	32,370,527
Vale SA (Sponsored ADR) (Local Preference Shares)	1,632,500	46,346,675
Xstrata PLC	2,366,590	47,512,918

		277,742,438

		347,393,362

Energy – 12.5%
Energy Equipment & Services – 0.0%
Cie Generale de Geophysique-Veritas(a)	6,000	138,798
Petroleum Geo-Services ASA(a)	10,300	124,744

		263,542

Oil, Gas & Consumable Fuels – 12.5%
BP PLC	9,759,100	65,141,868
China Petroleum & Chemical Corp. – Class H	10,056,000	9,310,810
ENI SpA	1,429,800	28,769,999
Gazprom OAO (Sponsored ADR)	1,293,800	28,541,228
JX Holdings, Inc.	35,100	216,857
KazMunaiGas Exploration Production (GDR)(b)	783,900	15,050,880
Nexen, Inc. (Toronto)	1,908,923	39,924,579
OMV AG	298,800	10,027,332
Penn West Energy Trust	1,442,793	31,299,986
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,389,285	71,930,292
Suncor Energy, Inc. (Toronto)	976,344	32,793,669

		333,007,500

		333,271,042

Consumer Discretionary – 11.6%
Auto Components – 0.2%
NGK Spark Plug Co., Ltd.	12,400	178,139
Sumitomo Rubber Industries Ltd.	452,900	4,592,211

		4,770,350

Automobiles – 3.3%
Nissan Motor Co., Ltd.	3,298,700	30,852,431
Renault SA(a)	509,200	26,667,256
Toyota Motor Corp.	800,700	31,037,415

		88,557,102

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.0%
Inchcape PLC(a)	23,300	$117,737

Hotels, Restaurants & Leisure – 1.0%
Thomas Cook Group PLC	4,320,255	12,537,355
TUI Travel PLC	4,361,900	14,302,044

		26,839,399

Household Durables – 2.1%
Sharp Corp.	2,837,100	27,195,274
Sony Corp.	814,100	28,860,889

		56,056,163

Leisure Equipment & Products – 0.2%
Namco Bandai Holdings, Inc.	623,800	6,007,585

Media – 2.4%
Informa PLC	17,700	108,841
Lagardere SCA	682,500	25,184,826
Vivendi SA	1,581,250	38,501,730

		63,795,397

Multiline Retail – 0.8%
Marks & Spencer Group PLC	1,173,600	6,811,536
PPR	96,400	15,312,781

		22,124,317

Specialty Retail – 1.0%
Esprit Holdings Ltd.	5,269,602	25,228,859

Textiles, Apparel & Luxury Goods – 0.6%
Yue Yuen Industrial Holdings Ltd.	4,583,000	16,473,319

		309,970,228

Industrials – 9.4%
Aerospace & Defense – 1.1%
BAE Systems PLC	5,655,300	29,095,448

Building Products – 1.1%
Asahi Glass Co., Ltd.	2,595,000	28,854,178

Commercial Services & Supplies – 0.0%
Rentokil Initial PLC(a)	51,300	70,027

Construction & Engineering – 1.1%
Bouygues SA	712,000	28,390,703

Electrical Equipment – 0.8%
Furukawa Electric Co., Ltd.	1,303,000	5,542,133
Sumitomo Electric Industries Ltd.	1,249,100	16,307,907

		21,850,040

Industrial Conglomerates – 0.6%
Bidvest Group Ltd.	719,198	15,319,199

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 0.3%
Randstad Holding NV(a)	177,032	$8,094,748

Road & Rail – 0.7%
East Japan Railway Co.	121,000	7,224,230
Firstgroup PLC	2,173,200	12,220,136

		19,444,366

Trading Companies & Distributors – 3.7%
ITOCHU Corp.	1,833,800	16,982,707
Mitsubishi Corp.	1,708,300	43,127,546
Mitsui & Co., Ltd.	2,479,300	38,661,890

		98,772,143

		249,890,852

Health Care – 7.6%
Pharmaceuticals – 7.6%
AstraZeneca PLC	1,226,500	57,332,240
Bayer AG	583,900	42,299,332
Novartis AG	1,175,160	62,585,063
Sanofi-Aventis SA	673,682	40,837,895

		203,054,530

Telecommunication Services – 7.6%
Diversified Telecommunication Services – 4.3%
France Telecom SA	1,369,900	27,781,326
Nippon Telegraph & Telephone Corp.	975,800	44,236,605
Telecom Italia SpA (ordinary shares)	20,602,000	25,351,912
Telecom Italia SpA (savings shares)	16,022,800	16,746,647

		114,116,490

Wireless Telecommunication Services – 3.3%
KDDI Corp.	3,958	22,583,385
Vodafone Group PLC	26,194,965	65,353,830

		87,937,215

		202,053,705

Information Technology – 6.0%
Computers & Peripherals – 1.5%
Lite-On Technology Corp.	3,155,000	4,087,675
Pegatron Corp.(a)	1,209,000	1,652,907
Toshiba Corp.	6,323,800	32,852,179

		38,592,761

Electronic Equipment, Instruments & Components – 1.5%
AU Optronics Corp.(a)	39,636,480	39,444,837

IT Services – 0.9%
Cap Gemini SA	575,100	24,214,272

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Office Electronics – 0.0%
Konica Minolta Holdings, Inc.	9,000	$92,569

Semiconductors & Semiconductor Equipment – 1.7%
Samsung Electronics Co., Ltd.	64,850	46,150,794

Software – 0.4%
Konami Corp.	552,300	10,283,146

		158,778,379

Consumer Staples – 5.2%
Beverages – 1.0%
Asahi Breweries Ltd.	1,414,000	27,520,416

Food & Staples Retailing – 1.3%
Aeon Co., Ltd.	1,337,200	16,288,446
Delhaize Group SA	267,776	18,310,116
Koninklijke Ahold NV	9,200	111,241

		34,709,803

Tobacco – 2.9%
Imperial Tobacco Group PLC	1,284,600	37,720,009
Japan Tobacco, Inc.	11,751	39,953,412

		77,673,421

		139,903,640

Utilities – 4.4%
Electric Utilities – 4.1%
E.ON AG	1,868,200	53,480,874
EDF SA	525,800	21,892,585
Tokyo Electric Power Co., Inc. (The)	1,434,600	33,431,655

		108,805,114

Gas Utilities – 0.3%
Tokyo Gas Co., Ltd.	2,257,500	9,845,346

		118,650,460

Total Common Stocks (cost $2,708,181,789)		2,621,179,363

RIGHTS – 0.0%
Financials – 0.0%
Bank of China Ltd.(a) (cost $0)	2,455,600	442,730

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(c) (cost $39,615,826)	39,615,826	$39,615,826

Total Investments – 99.7% (cost $2,747,797,615)		2,661,237,919
Other assets less liabilities – 0.3%		7,241,078

Net Assets – 100.0%		$2,668,478,997

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	902	December 2010	$32,478,513	$31,062,429	$(1,416,084)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Bank of America NA:
British Pound settling 12/15/10	19,040	$30,497,320	$29,613,282	$(884,038)
BNP Paribas SA:
Australian Dollar settling 12/15/10	73,669	69,119,497	70,498,553	1,379,056
Credit Suisse London Branch (GFX):
Euro settling 12/15/10	36,076	47,343,256	46,826,567	(516,689)
Royal Bank of Scotland PLC:
Euro settling 12/15/10	21,791	29,793,963	28,284,670	(1,509,293)
Swiss Franc settling 12/15/10	97,560	97,291,475	97,226,846	(64,629)
State Street Bank and Trust Co.:
British Pound settling 12/15/10	112,027	173,069,392	174,237,769	1,168,377
New Zealand Dollar settling 12/15/10	45,421	32,496,909	33,738,179	1,241,270
Norwegian Krone settling 12/15/10	953,651	153,409,627	153,417,231	7,604
Swedish Krona settling 12/15/10	1,043,190	142,976,186	148,273,575	5,297,389
Swiss Franc settling 12/15/10	147,302	145,522,263	146,798,984	1,276,721
UBS AG:
Euro settling 12/15/10	251,698	351,299,932	326,703,443	(24,596,489)
Swiss Franc settling 12/15/10	65,249	66,622,081	65,026,184	(1,595,897)
Westpac Banking Corp.:
Australian Dollar settling 12/15/10	31,079	30,448,718	29,741,473	(707,245)
Australian Dollar settling 3/15/11	28,845	27,957,584	27,295,577	(662,007)
Japanese Yen settling 12/15/10	9,455,175	117,139,096	113,000,360	(4,138,736)

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)

Sale Contracts:
Bank of America NA:
Canadian Dollar settling 12/15/10	13,369	$13,238,075	$13,019,786	$218,289
Euro settling 12/15/10	14,142	19,839,953	18,356,285	1,483,668
Credit Suisse London Branch (GFX):
Japanese Yen settling 12/15/10	6,167,100	75,010,034	73,704,031	1,306,003
Swiss Franc settling 12/15/10	18,433	18,483,274	18,370,054	113,220
Deutsche Bank AG London:
British Pound settling 12/15/10	19,131	30,493,284	29,754,816	738,468
British Pound settling 12/15/10	19,040	30,348,237	29,613,282	734,955
Goldman Sachs International:
Norwegian Krone settling 12/15/10	62,360	10,693,463	10,032,075	661,388
HSBC BankUSA:
British Pound settling 12/15/10	92,896	144,423,089	144,482,953	(59,864)
Norwegian Krone settling 12/15/10	752,102	128,534,783	120,993,326	7,541,457
Royal Bank of Scotland PLC:
Japanese Yen settling 12/15/10	4,072,542	47,747,670	48,671,623	(923,953)
Swedish Krona settling 12/15/10	438,218	65,852,189	62,286,017	3,566,172
Standard Chartered Bank:
Hong Kong Dollar settling 12/15/10	338,591	43,693,953	43,608,264	85,689
State Street Bank and Trust Co.:
Canadian Dollar settling 12/15/10	18,268	17,159,980	17,790,819	(630,839)
Canadian Dollar settling 12/15/10	126,544	121,508,680	123,238,525	(1,729,845)
Euro settling 12/15/10	82,664	104,517,055	107,297,688	(2,780,633)
Euro settling 12/15/10	242,573	308,953,101	314,859,213	(5,906,112)
Japanese Yen settling 12/15/10	8,199,524	97,793,834	97,993,867	(200,033)
New Zealand Dollar settling 12/15/10	45,421	32,919,778	33,738,179	(818,401)
UBS AG:
Japanese Yen settling 3/15/11	1,596,883	19,159,914	19,111,730	48,184
Swiss Franc settling 12/15/10	179,823	186,461,012	179,208,929	7,252,083

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, the market value of this security amounted to $15,050,880 or 0.6% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,708,181,789)	$2,621,622,093
Affiliated issuers (cost $39,615,826)	39,615,826
Cash	2,519,739 (a)
Foreign currencies, at value (cost $34,176,036)	33,888,613
Unrealized appreciation of forward currency exchange contracts	34,119,993
Dividends receivable	12,318,095
Receivable for shares of beneficial interest sold	4,879,666
Receivable for investment securities sold	2,225,183

Total assets	2,751,189,208

Liabilities
Unrealized depreciation of forward currency exchange contracts	47,724,703
Payable for investment securities purchased and foreign currency transactions	16,812,438
Payable for shares of beneficial interest redeemed	13,198,966
Advisory fee payable	1,754,123
Distribution fee payable	574,715
Payable for variation margin on futures contracts	244,868
Transfer Agent fee payable	244,856
Administrative fee payable	22,752
Accrued expenses and other liabilities	2,132,790

Total liabilities	82,710,211

Net Assets	$2,668,478,997

Composition of Net Assets
Paid-in capital	$7,239,480,843
Undistributed net investment income	96,163,274
Accumulated net realized loss on investment and foreign currency transactions	(4,565,426,934)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(101,738,186)

$2,668,478,997

Net Asset Value Per Share—unlimited shares authorized, without par value

		Shares	Net Asset
Class	Net Assets	Outstanding	Value
A	$970,664,602	74,245,839	$13.07	*

B	$54,223,482	4,285,807	$12.65

C	$226,240,835	17,854,587	$12.67

Advisor	$826,790,814	61,893,770	$13.36

R	$71,023,189	5,464,987	$13.00

K	$131,755,892	10,113,535	$13.03

I	$387,780,183	29,386,583	$13.20

(a)	An amount of $2,519,739 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2010.

*	The maximum offering price per share for Class A shares was $13.65 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2010

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $10,041,645)	$93,229,275
Affiliated issuers	59,219
Interest	8,185	$93,296,679

Expenses
Advisory fee (see Note B)	25,159,818
Distribution fee—Class A	4,016,000
Distribution fee—Class B	701,055
Distribution fee—Class C	2,912,777
Distribution fee—Class R	438,670
Distribution fee—Class K	373,224
Transfer agency—Class A	3,052,240
Transfer agency—Class B	210,888
Transfer agency—Class C	749,781
Transfer agency—Advisor Class	2,489,206
Transfer agency—Class R	228,109
Transfer agency—Class K	298,579
Transfer agency—Class I	268,874
Printing	1,781,343
Custodian	543,400
Registration fees	118,204
Administrative	85,644
Legal	58,166
Trustees’ fees	50,672
Audit	45,659
Miscellaneous	50,849

Total expenses		43,633,158

Net investment income		49,663,521

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(201,742,799)
Futures contracts		2,532,002
Foreign currency transactions		55,763,922
Net change in unrealized appreciation/depreciation of:
Investments		16,496,394 (a)
Futures contracts		(716,436)
Foreign currency denominated assets and liabilities		(20,920,060)

Net loss on investment and foreign currency transactions		(148,586,977)

Net Decrease in Net Assets from Operations		$(98,923,456)

(a)	Net of increase in accrued foreign capital gains taxes of $18,435.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2010	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$49,663,521	$86,167,442
Net realized loss on investment and foreign currency transactions	(143,446,875)	(3,837,596,990)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,140,102)	5,089,404,551
Contributions from Adviser (see Note B)	– 0	–	710,079

Net increase (decrease) in net assets from operations	(98,923,456)	1,338,685,082
Dividends to Shareholders from
Net investment income
Class A	(22,626,579)	– 0	–
Class B	(510,933)	– 0	–
Class C	(2,090,325)	– 0	–
Advisor Class	(18,193,755)	– 0	–
Class R	(634,368)	– 0	–
Class K	(2,259,714)	– 0	–
Class I	(9,954,364)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(1,496,274,845)	(2,062,148,281)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	1,387,814	307,068

Total decrease	(1,650,080,525)	(723,156,131)
Net Assets
Beginning of period	4,318,559,522	5,041,715,653

End of period (including undistributed net investment income of $96,163,274 and $42,303,597, respectively)	$2,668,478,997	$4,318,559,522

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2010:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$37,009,184	$521,203,981		$—	$558,213,165
Materials	78,243,705	269,149,657		—	347,393,362
Energy	119,069,114	214,201,928		—	333,271,042
Consumer Discretionary	—	309,970,228		—	309,970,228
Industrials	—	249,890,852		—	249,890,852
Health Care	—	203,054,530		—	203,054,530
Telecommunication Services	—	202,053,705		—	202,053,705
Information Technology	1,652,907	157,125,472		—	158,778,379
Consumer Staples	—	139,903,640		—	139,903,640
Utilities	—	118,650,460		—	118,650,460
Rights	—	—		442,730	442,730
Short-Term Investments	39,615,826	—		—	39,615,826

Total Investments in Securities	275,590,736	2,385,204,453	+	442,730	2,661,237,919

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$—	$34,119,993	$—	$34,119,993
Liabilities
Futures Contracts	(1,416,084)	—	—	(1,416,084	) #
Forward Currency Exchange Contracts	—	(47,724,703)	—	(47,724,703)

Total	$274,174,652	$2,371,599,743	$442,730	$2,646,217,125

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Rights	Total
Balance as of 11/30/09	$5	$5
Accrued discounts /premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	442,725	442,725
Net purchases (sales)	—	—
Transfers in to Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 11/30/10	$442,730	$442,730

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/10*	$442,730	$442,730

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009.

During the year ended November 30, 2009, the Adviser reimbursed the Fund $710,079 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2010, such fee amounted to $85,644.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $2,121,488 for the year ended November 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,661 from the sale of Class A shares and received $26,142, $100,289 and $16,866 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2010 (000)	Dividend Income (000)
$ 18,549	$1,400,375	$1,379,308	$39,616	$59

Brokerage commissions paid on investment transactions for the year ended November 30, 2010 amounted to $4,408,743, of which $0 and $61,949, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,205,203, $5,798,787, $1,883,698, and $2,094,053 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,378,040,001		$2,893,835,743
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$2,855,691,700

Gross unrealized appreciation	$259,698,188
Gross unrealized depreciation	(454,151,969)

Net unrealized depreciation	$(194,453,781)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2010, the Fund entered into futures contracts to increase exposure to underlying asset classes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended November 30, 2010, the Fund entered into foreign-currency exchange contracts for hedging purposes and to increase exposure to underlying asset classes.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

At November 30, 2010, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$34,119,993	Unrealized depreciation of forward currency exchange contracts	$47,724,703

Equity contracts			Payable for variation margin on futures contracts	1,416,084	*

Total		$34,119,993		$49,140,787

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended November 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$62,820,586	$(20,482,311)

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	2,532,002	(716,436)

Total		$65,352,588	$(21,198,747)

For the year ended November 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $2,502,743,059 and average monthly original value of futures contracts was $42,776,733.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009		Year Ended November 30, 2010	Year Ended November 30, 2009

Class A
Shares sold	15,472,798	51,867,176		$201,097,431	$530,919,365

Shares issued in reinvestment of dividends	1,593,766	– 0	–	21,373,287	– 0	–

Shares converted from Class B	532,919	638,981		6,753,909	6,935,468

Shares redeemed	(76,972,048)	(135,431,011)		(999,455,176)	(1,410,379,699)

Net decrease	(59,372,565)	(82,924,854)		$(770,230,549)	$(872,524,866)

Class B
Shares sold	109,291	241,405		$1,410,984	$2,514,121

Shares issued in reinvestment of dividends	35,231	– 0	–	460,474	– 0	–

Shares converted to Class A	(548,922)	(657,059)		(6,753,909)	(6,935,468)

Shares redeemed	(1,976,288)	(2,817,091)		(24,991,766)	(28,449,393)

Net decrease	(2,380,688)	(3,232,745)		$(29,874,217)	$(32,870,740)

Class C
Shares sold	1,296,383	2,558,491		$16,563,564	$26,709,464

Shares issued in reinvestment of dividends	145,341	– 0	–	1,902,515	– 0	–

Shares redeemed	(10,912,807)	(19,112,966)		(138,187,301)	(192,169,578)

Net decrease	(9,471,083)	(16,554,475)		$(119,721,222)	$(165,460,114)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

	Shares			Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009		Year Ended November 30, 2010	Year Ended November 30, 2009
Advisor Class
Shares sold	32,937,178	31,251,123		$421,289,360	$327,923,758

Shares issued in reinvestment of dividends	1,204,334	– 0	–	16,464,662	– 0	–

Shares redeemed	(58,631,484)	(87,173,376)		(779,416,902)	(900,260,931)

Net decrease	(24,489,972)	(55,922,253)		$(341,662,880)	$(572,337,173)

Class R
Shares sold	1,739,093	7,480,453		$22,511,016	$76,933,180

Shares issued in reinvestment of dividends	47,474	– 0	–	634,250	– 0	–

Shares redeemed	(4,277,480)	(17,818,545)		(55,493,744)	(207,310,038)

Net decrease	(2,490,913)	(10,338,092)		$(32,348,478)	$(130,376,858)

Class K
Shares sold	2,277,921	4,051,591		$29,461,610	$42,625,464

Shares issued in reinvestment of dividends	169,140	– 0	–	2,259,713	– 0	–

Shares redeemed	(5,959,238)	(7,209,683)		(79,162,110)	(79,378,635)

Net decrease	(3,512,177)	(3,158,092)		$(47,440,787)	$(36,753,171)

Class I
Shares sold	5,237,589	10,851,253		$68,943,024	$116,073,009

Shares issued in reinvestment of dividends	727,416	– 0	–	9,805,568	– 0	–

Shares redeemed	(18,689,516)	(34,929,705)		(233,745,304)	(367,898,368)

Net decrease	(12,724,511)	(24,078,452)		$(154,996,712)	$(251,825,359)

For the years ended November 30, 2010 and November 30, 2009, the Fund received $1,387,814 and $307,068, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2010.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$56,270,038	$	– 0	–
Total taxable distributions	56,270,038		– 0	–

Total distributions paid	$56,270,038	$	– 0	–

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$91,333,065
Accumulated capital and other losses	(4,466,393,041	)(a)
Unrealized appreciation/(depreciation)	(195,941,872	)(b)

Total accumulated earnings/(deficit)	$(4,571,001,848)

(a)

On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $4,466,393,041 of which $910,262,011 expires in the year 2016, $3,355,600,017 expires in the year 2017, and $200,531,013 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments and the tax treatment of Passive Foreign Investment Companies (PFICs).

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency and the tax treatment of gains/losses from Passive Foreign Investment Companies (PFICs) resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.55	$ 9.78	$ 24.18	$ 23.05	$ 18.10

Income From Investment Operations
Net investment income(a)	.17	.20	(b)	.45	.50	.39	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.48)	3.57	(13.46)	2.18	5.80
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.31)	3.77	(13.01)	2.68	6.19

Less: Dividends and Distributions
Dividends from net investment income	(.17)	– 0	–	(.34)	(.40)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.17)	– 0	–	(1.39)	(1.55)	(1.24)

Net asset value, end of period	$ 13.07	$ 13.55	$ 9.78	$ 24.18	$ 23.05

Total Return
Total investment return based on net asset value(d)	(2.30)%	38.55	%*	(56.98)%	12.23%	36.20%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$971	$1,810	$2,118	$6,056	$3,285
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.33	%(e)	1.27%	1.14%	1.11%	1.19	%(e)
Expenses, before waivers/reimbursements	1.33	%(e)	1.29%	1.14%	1.11%	1.19	%(e)
Net investment income	1.30	%(e)	1.89	%(b)	2.45%	2.11%	1.92	%(b)(e)
Portfolio turnover rate	41%	48%	38%	21%	23%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.12	$ 9.55	$ 23.65	$ 22.63	$ 17.81

Income From Investment Operations
Net investment income(a)	.07	.12	(b)	.30	.30	.25	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.46)	3.45	(13.16)	2.16	5.70
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.39)	3.57	(12.86)	2.46	5.95

Less: Dividends and Distributions
Dividends from net investment income	(.08)	– 0	–	(.19)	(.29)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.08)	– 0	–	(1.24)	(1.44)	(1.13)

Net asset value, end of period	$ 12.65	$ 13.12	$ 9.55	$ 23.65	$ 22.63

Total Return
Total investment return based on net asset value(d)	(3.01)%	37.38	%*	(57.30)%	11.38%	35.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,223	$87,475	$94,538	$331,999	$302,072
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.10	%(e)	2.04%	1.88%	1.84%	1.90	%(e)
Expenses, before waivers/reimbursements	2.10	%(e)	2.07%	1.88%	1.84%	1.90	%(e)
Net investment income	.58	%(e)	1.10	%(b)	1.66%	1.30%	1.22	%(b)(e)
Portfolio turnover rate	41%	48%	38%	21%	23%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.14	$ 9.56	$ 23.66	$ 22.63	$ 17.81

Income From Investment Operations
Net investment income(a)	.08	.12	(b)	.32	.33	.25	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.47)	3.46	(13.18)	2.14	5.70
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.39)	3.58	(12.86)	2.47	5.95

Less: Dividends and Distributions
Dividends from net investment income	(.08)	– 0	–	(.19)	(.29)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.08)	– 0	–	(1.24)	(1.44)	(1.13)

Net asset value, end of period	$ 12.67	$ 13.14	$ 9.56	$ 23.66	$ 22.63

Total Return
Total investment return based on net asset value(d)	(3.00)%	37.45	%*	(57.27)%	11.43%	35.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$226,241	$358,950	$419,340	$1,373,558	$775,322
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.06	%(e)	2.00%	1.86%	1.82%	1.89	%(e)
Expenses, before waivers/reimbursements	2.06	%(e)	2.02%	1.86%	1.82%	1.89	%(e)
Net investment income	.63	%(e)	1.13	%(b)	1.72%	1.40%	1.22	%(b)(e)
Portfolio turnover rate	41%	48%	38%	21%	23%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.84	$ 9.96	$ 24.60	$ 23.41	$ 18.34

Income From Investment Operations
Net investment income(a)	.22	.24	(b)	.52	.58	.46	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.48)	3.64	(13.71)	2.20	5.89
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.26)	3.88	(13.19)	2.78	6.35

Less: Dividends and Distributions
Dividends from net investment income	(.22)	– 0	–	(.40)	(.44)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.22)	– 0	–	(1.45)	(1.59)	(1.28)

Net asset value, end of period	$ 13.36	$ 13.84	$ 9.96	$ 24.60	$ 23.41

Total Return
Total investment return based on net asset value(d)	(1.95)%	38.96	%*	(56.87)%	12.52%	36.65%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$827	$1,196	$1,418	$3,705	$1,852
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.03	%(e)	.97%	.84%	.82%	.89	%(e)
Expenses, before waivers/reimbursements	1.03	%(e)	.99%	.84%	.82%	.89	%(e)
Net investment income	1.68	%(e)	2.14	%(b)	2.77%	2.41%	2.21	%(b)(e)
Portfolio turnover rate	41%	48%	38%	21%	23%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 13.41		$ 9.70		$ 24.02		$ 22.98		$ 18.09

Income From Investment Operations
Net investment income(a)	.15		.20	(b)	.35	(b)	.45	(b)	.30	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.48)		3.51		(13.30)		2.15		5.83
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.33)		3.71		(12.95)		2.60		6.13

Less: Dividends and Distributions
Dividends from net investment income	(.08)		– 0	–	(.32)		(.41)		(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)		(1.15)		(1.01)

Total dividends and distributions	(.08)		– 0	–	(1.37)		(1.56)		(1.24)

Net asset value, end of period	$ 13.00		$ 13.41		$ 9.70		$ 24.02		$ 22.98

Total Return
Total investment return based on net asset value(d)	(2.46)%		38.25	%*	(57.08)%		11.88%		35.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,023		$106,675		$177,471		$165,221		$44,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.56	%(e)	1.47%		1.40%		1.40%		1.40	%(e)
Expenses, before waivers/reimbursements	1.56	%(e)	1.48%		1.46%		1.41%		1.50	%(e)
Net investment income	1.12	%(e)	1.78	%(b)	2.10	%(b)	1.89	%(b)	1.47	%(b)(e)
Portfolio turnover rate	41%		48%		38%		21%		23%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.50	$ 9.74	$ 24.10	$ 23.02	$ 18.11

Income From Investment Operations
Net investment income(a)	.18	.22	(b)	.46	(b)	.53	.27	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.46)	3.54	(13.41)	2.15	5.93
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.28)	3.76	(12.95)	2.68	6.20

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–	(.36)	(.45)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.19)	– 0	–	(1.41)	(1.60)	(1.29)

Net asset value, end of period	$ 13.03	$ 13.50	$ 9.74	$ 24.10	$ 23.02

Total Return
Total investment return based on net asset value(d)	(2.13)%	38.60	%*	(56.97)%	12.24%	36.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$131,756	$183,997	$163,512	$340,196	$72,884
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%(e)	1.17%	1.15%	1.10%	1.13	%(e)
Expenses, before waivers/reimbursements	1.25	%(e)	1.18%	1.16%	1.10%	1.13	%(e)
Net investment income	1.43	%(e)	2.02	%(b)	2.50	%(b)	2.19%	1.40	%(b)(e)
Portfolio turnover rate	41%	48%	38%	21%	23%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.68	$ 9.83	$ 24.28	$ 23.12	$ 18.14

Income From Investment Operations
Net investment income(a)	.25	.25	.54	.58	.47	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.49)	3.60	(13.52)	2.18	5.81
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.24)	3.85	(12.98)	2.76	6.28

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0	–	(.42)	(.45)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.24)	– 0	–	(1.47)	(1.60)	(1.30)

Net asset value, end of period	$ 13.20	$ 13.68	$ 9.83	$ 24.28	$ 23.12

Total Return
Total investment return based on net asset value(d)	(1.78)%	39.17	%*	(56.81)%	12.60%	36.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$387,780	$575,955	$650,777	$1,415,575	$638,419
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86	%(e)	.80%	.76%	.75%	.82	%(e)
Expenses, before waivers/reimbursements	.86	%(e)	.80%	.76%	.75%	.82	%(e)
Net investment income	1.86	%(e)	2.31%	2.93%	2.43%	2.27	%(b)(e)
Portfolio turnover rate	41%	48%	38%	21%	23%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.02%.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Fund of the AllianceBernstein Trust at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2011

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Report of Independent Registered Public Accounting Firm

2010 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended November 30, 2010.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended November 30, 2010, $10,041,645 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $103,270,920.

For the taxable year ended November 30, 2010, the Fund designates $96,652,159 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

2010 Federal Tax Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Trust–AllainceBernstein International Value Fund (the “Fund”) was held on November 5, 2010 and adjourned until December 16, 2010 and January 5, 2011. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. With respect to the third item of business, the amendment of the Declaration of Trust, the required number of outstanding shares were not voted in favor of the proposal, and the proposal was not approved. With respect to the fifth item of business, the amendment of the Fund’s fundamental policy regarding commodities, the required number of outstanding shares were not voted in favor of the proposal, and the proposal was not approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	176,028,049.389	10,270,167.409
Michael J. Downey	176,137,975.533	10,160,241.265
William H. Foulk, Jr.	175,883,115.438	10,415,101.360
D. James Guzy	175,987,740.567	10,310,476.231
Nancy P. Jacklin	175,977,144.855	10,321,071.943
Robert M. Keith	175,587,707.176	10,710,509.622
Garry L. Moody	176,173,501.304	10,124,715.494
Marshall C. Turner	176,071,367.552	10,226,849.246
Earl D. Weiner	175,916,521.745	10,381,695.053

3. The amendment of the Declaration of Trust.

Voted For	Voted Against	Abstained	Non-Broker Votes
135,176,352.111	6,940,978.703	10,052,192.198	42,542,441.244

5. The amendment of the Fund’s fundamental policy regarding commodities.

Voted For	Voted Against	Abstained	Non-Broker Votes
84,050,345.153	3,160,030.188	6,985,275.279	22,805,785.542

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Results of Shareholders Meeting

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 78 (2001)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 68 (2001)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc., and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi- conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi- conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 71 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to March 2003.

Sharon E. Fay 50	Senior Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2006.

Kevin F. Simms 44	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Henry S. D’Auria 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Eric J. Franco 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF

INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Trustees on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$3,930.6	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund.

During the Fund’s most recently completed fiscal year, the Adviser received $96,778 (0.002% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
International Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.99 1.29 2.07 2.02 1.48 1.18 0.80	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifi-

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

cations required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee

4

The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.             2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:5

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund[6]	$3,930.6	International Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.405%	0.714%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.714%	0.714%

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The Fund is similar to the institutional account but has a higher exposure to emerging markets equity securities.

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[8]
International Value Fund	Bernstein Kokusai Strategic Value[9]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.75% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedule of the sub-advisory relationships been applicable to the Fund based on March 31, 2010 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client #1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.319%	0.714%

	Client #2[10], [11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.489%	0.714%

	Client #3[11]	0.60% of average daily net assets	0.600%	0.714%

	Client #4	0.765% on 1st $10 million 0.675% on next $15 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.365%	0.714%

8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 1, 2010 by Reuters was ¥93.49 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

9	This ITM fund is privately placed or institutional.

10	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

11	The client is an affiliate of the Adviser.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

Fund		Fee Schedule	Effective Sub-Adv. Fee		Fund Advisory Fee
	Client #5	0.50% of average daily net assets	0.500%		0.714%

	Client #6	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[12]	0.183%	[13]	0.714%

	Client #7	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.260%		0.714%

	Client #8[10]	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.416%		0.717%

	Client #9[10]	0.72% on 1st $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.365%		0.714%

	Client #10	0.36% of average daily net assets	0.360%		0.714%

	Client #11	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% thereafter	0.288%		0.714%

	Client #12	0.35% on 1st $1 billion 0.325% on the balance	0.331%		0.750%

	Client #13	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter	0.330%		0.714%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

12	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

13	The calculation excludes the performance fee.

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.14 Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)15 at the approximate current asset level of the Fund.16

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

14	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

15	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

16	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	61

Fund	Contractual Management Fee (%)[17]	Lipper Exp. Group Median (%)	Rank
International Value Fund[18]	0.714	0.761	4/10

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.19 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.20

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.21

Fund	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Fund[23]	1.268	1.325	3/10	1.500	17/139

17	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

18	The Fund’s EG includes the Fund, three International Large Cap Core Funds (“ILCC”), two International Multi-Cap Value Funds (“IMLV”), two International Multi-Cap Growth Funds (“IMLG”) and two International Large Cap Growth Funds (“ILCG”).

19	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

20	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

22	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

23	The Fund’s EU includes the Fund, EG and all other ILCC, IMLV, IMLG and ILCG, excluding outliers.

62	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	63

received from the Fund $12,055, $11,358,783 and $355,785 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $3,275,960 in fees from the Fund.24

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Basedon some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

24	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

64	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli26 study on advisory fees and various fund characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund29 relative to its Lipper Performance Universe (“PU”)30 for the periods ended January 31, 2010.31

26	The Deli study was originally published in 2002 based on 1997 data.

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.
29	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

30	The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

31	Note that the current Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	65

	Fund Return (%)	PU Median (%)	PU Rank
1 year	45.16	38.41	4/23
3 year	-14.78	-9.64	18/18
5 year	-0.51	1.82	11/13

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)32 versus its benchmark.33 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.34

	Periods Ending January 31, 2010 Annualized Performance
				Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe (%)
International Value Fund	45.16	-14.78	-0.51	5.99	23.76	-0.02	5
MSCI EAFE Index (Net)	39.68	-7.65	2.99	4.27	19.56	0.10	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

32	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

33	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

34	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

66	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real-Asset Strategy*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	67

AllianceBernstein Family of Funds

NOTES

68	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0151-1110

ANNUAL REPORT

AllianceBernstein

Value Fund

November 30, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 18, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the annual reporting period ended November 30, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of US companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may invest in securities of non-US issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Russell 1000 Value Index,

for the six- and 12-month periods ended November 30, 2010.

The Fund’s Class A shares without sales charges underperformed the benchmark for the 12-month period ended November 30, 2010. Underperformance was primarily due to negative stock selection, especially within the financial, technology and energy sectors. Offshore drilling operator Transocean, Finnish mobile handset maker Nokia and investment bank Morgan Stanley led the detractors. On the positive side, cable and communications provider Time Warner Cable, automaker Ford Motor and miner Freeport-McMoRan contributed during the period. Sector selection was positive for the period, due to an underweight position in the financial sector, along with overweights in the consumer cyclicals and technology sectors.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period ended November 30, 2010, driven by weak security selection, particularly within the financial, technology and energy sectors. Key detractors included commercial banking company BB&T, general hospital healthcare services provider Community Health Systems and apparel firm The Jones Group. Top contributors included Freeport-McMoRan, Ford Motor and offshore drilling company Ensco.

The Fund was not exposed to derivatives during either reporting period.

Market Review and Investment Strategy

Overall, US equity markets, as measured by the S&P 500 Index, posted

ALLIANCEBERNSTEIN VALUE FUND •	1

solid returns during the six- and 12-month periods ended November 30, 2010, although markets were volatile. In May, markets fell as investors’ fears mounted over escalating fiscal troubles in Europe and a potential slowdown in the global economic recovery. Markets received some relief in July, moving sharply higher following positive earnings and BP capping its oil well in the Gulf of Mexico. Disappointing macroeconomic data led to equity markets down in August, but markets regained strength in September and October on optimistic economic data.

Given the high levels of risk aversion that returned to the market, the Fund’s US Value Senior Investment Management Team took advantage of attractive valuations across a wide range of sectors, and used its research to identify stocks that offer lower volatility characteristics to help provide downside protection.

2	• ALLIANCEBERNSTEIN VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1000 large-cap value companies within the US. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Value Fund*
Class A	4.27%	4.92%

Class B**	4.28%	4.68%

Class C	3.93%	4.07%

Advisor Class†	4.51%	5.22%

Class R†	4.20%	4.58%

Class K†	4.33%	4.95%

Class I†	4.42%	5.23%

Russell 1000 Value Index	6.48%	8.95%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended November 30, 2010 by 0.02% and 0.04%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/10

* Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Fund Class A shares (from 3/29/01* to 11/30/10) as compared to its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.92%	0.43%
5 Years	-3.58%	-4.42%
Since Inception*	1.55%	1.10%

Class B Shares
1 Year	4.68%	0.68%
5 Years	-3.68%	-3.68%
Since Inception*(a)	1.18%	1.18%

Class C Shares
1 Year	4.07%	3.07%
5 Years	-4.32%	-4.32%
Since Inception*	0.81%	0.81%

Advisor Class Shares†
1 Year	5.22%	5.22%
5 Years	-3.33%	-3.33%
Since Inception*	1.85%	1.85%

Class R Shares†
1 Year	4.58%	4.58%
5 Years	-3.91%	-3.91%
Since Inception*	0.40%	0.40%

Class K Shares†
1 Year	4.95%	4.95%
5 Years	-3.55%	-3.55%
Since Inception*	-2.55%	-2.55%

Class I Shares†
1 Year	5.23%	5.23%
5 Years	-3.28%	-3.28%
Since Inception*	-2.27%	-2.27%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.12%, 1.91%, 1.85%, 0.81%, 1.38%, 1.08% and 0.69% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)

SEC Returns

Class A Shares
1 Year	6.61%
5 Years	-3.09%
Since Inception*	1.85%

Class B Shares
1 Year	7.26%
5 Years	-2.34%
Since Inception*(a)	1.93%

Class C Shares
1 Year	9.51%
5 Years	-2.99%
Since Inception*	1.55%

Advisor Class Shares†
1 Year	11.61%
5 Years	-1.99%
Since Inception*	2.60%

Class R Shares†
1 Year	10.96%
5 Years	-2.57%
Since Inception*	1.42%

Class K Shares†
1 Year	11.31%
5 Years	-2.25%
Since Inception*	-1.30%

Class I Shares†
1 Year	11.70%
5 Years	-1.92%
Since Inception*	-1.00%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2010		Ending Account Value November 30, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,042.73	$1,019.50	$5.68	$5.62
Class B	$1,000	$1,000	$1,042.84	$1,019.05	$6.15	$6.07
Class C	$1,000	$1,000	$1,039.31	$1,015.89	$9.36	$9.25
Advisor Class	$1,000	$1,000	$1,045.12	$1,021.06	$4.10	$4.05
Class R	$1,000	$1,000	$1,041.98	$1,017.75	$7.47	$7.38
Class K	$1,000	$1,000	$1,043.31	$1,019.30	$5.89	$5.82
Class I	$1,000	$1,000	$1,044.23	$1,021.41	$3.74	$3.70

*	Expenses are equal to the classes’ annualized expense ratios of 1.11%, 1.20%, 1.83%, 0.80%, 1.46%, 1.15% and 0.73%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $440.8

TEN LARGEST HOLDINGS**

November 30, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Wells Fargo & Co.	$16,247,091	3.7%
JPMorgan Chase & Co.	15,789,312	3.6
Johnson & Johnson	15,215,160	3.4
Pfizer, Inc.	14,294,475	3.2
AT&T, Inc.	13,995,044	3.2
ConocoPhillips	8,309,477	1.9
General Electric Co.	8,087,547	1.8
Procter & Gamble Co. (The)	7,853,602	1.8
Comcast Corp. – Class A	6,846,000	1.6
Dell, Inc.	6,652,304	1.5
	$113,290,012	25.7%

*	All data are as of November 30, 2010. The Fund’s sector type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2010

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.7%
Consumer Discretionary – 18.0%
Auto Components – 1.4%
Lear Corp.(a)	33,900	$2,975,403
TRW Automotive Holdings Corp.(a)	65,000	3,086,850

		6,062,253

Automobiles – 1.0%
Ford Motor Co.(a)	208,300	3,320,302
General Motors Co.(a)	37,600	1,285,920

		4,606,222

Hotels, Restaurants & Leisure – 0.6%
Royal Caribbean Cruises Ltd.(a)	61,800	2,487,450

Household Durables – 1.9%
DR Horton, Inc.	78,900	792,156
Fortune Brands, Inc.	40,900	2,416,781
Garmin Ltd.	108,900	3,153,744
NVR, Inc.(a)	3,000	1,859,940

		8,222,621

Media – 8.1%
Cablevision Systems Corp.	149,500	4,734,665
Comcast Corp. – Class A	342,300	6,846,000
DIRECTV(a)	102,100	4,240,213
Gannett Co., Inc.	103,000	1,350,330
Interpublic Group of Cos., Inc. (The)(a)	186,200	1,983,030
News Corp. – Class A	455,800	6,217,112
Time Warner Cable, Inc. – Class A	102,700	6,320,158
Time Warner, Inc.	143,300	4,225,917

		35,917,425

Multiline Retail – 1.4%
Kohl’s Corp.(a)	74,300	4,192,006
Macy’s, Inc.	75,600	1,941,408

		6,133,414

Specialty Retail – 3.6%
Foot Locker, Inc.	170,600	3,219,222
Gap, Inc. (The)	182,000	3,887,520
Office Depot, Inc.(a)	448,250	1,949,888
Ross Stores, Inc.	65,800	4,269,104
TJX Cos., Inc.	54,500	2,485,745

		15,811,479

		79,240,864

Financials – 17.9%
Capital Markets – 2.2%
Goldman Sachs Group, Inc. (The)	29,900	4,668,586
Morgan Stanley	209,200	5,117,032

		9,785,618

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Banks – 6.2%
BB&T Corp.	170,800	$3,962,560
Comerica, Inc.	73,300	2,674,717
Fifth Third Bancorp	360,500	4,307,975
Wells Fargo & Co.	597,100	16,247,091

		27,192,343

Consumer Finance – 0.8%
Capital One Financial Corp.	91,800	3,417,714

Diversified Financial Services – 4.8%
Bank of America Corp.	159,000	1,741,050
Citigroup, Inc.(a)	897,400	3,769,080
JPMorgan Chase & Co.	422,400	15,789,312

		21,299,442

Insurance – 3.9%
ACE Ltd.	41,800	2,446,136
Allstate Corp. (The)	93,000	2,707,230
Berkshire Hathaway, Inc.(a)	56,800	4,525,824
Travelers Cos., Inc. (The)	115,200	6,219,648
XL Group PLC	75,800	1,490,228

		17,389,066

		79,084,183

Health Care – 11.9%
Biotechnology – 1.9%
Amgen, Inc.(a)	76,200	4,014,978
Gilead Sciences, Inc.(a)	115,600	4,219,400

		8,234,378

Health Care Providers & Services – 1.1%
Health Net, Inc.(a)	63,200	1,706,400
UnitedHealth Group, Inc.	84,900	3,100,548

		4,806,948

Pharmaceuticals – 8.9%
AstraZeneca PLC (Sponsored ADR)	116,800	5,481,424
Johnson & Johnson	247,200	15,215,160
Merck & Co., Inc.	126,400	4,357,008
Pfizer, Inc.	877,500	14,294,475

		39,348,067

		52,389,393

Energy – 11.7%
Energy Equipment & Services – 1.2%
Ensco PLC (Sponsored ADR)	95,200	4,512,480
Rowan Cos., Inc.(a)	22,836	688,505

		5,200,985

Oil, Gas & Consumable Fuels – 10.5%
Chevron Corp.	60,900	4,931,073
ConocoPhillips	138,100	8,309,477
Devon Energy Corp.	89,800	6,337,186
Forest Oil Corp.(a)	121,800	4,167,996

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Hess Corp.	86,100	$6,031,305
Marathon Oil Corp.	179,500	6,007,865
Newfield Exploration Co.(a)	68,600	4,584,538
Nexen, Inc. (New York)	238,600	4,991,512
Occidental Petroleum Corp.	10,600	934,602

		46,295,554

		51,496,539

Consumer Staples – 9.6%
Beverages – 0.8%
Constellation Brands, Inc. – Class A(a)	165,500	3,410,955

Food & Staples Retailing – 1.0%
Safeway, Inc.	193,000	4,437,070

Food Products – 4.0%
Archer-Daniels-Midland Co.	108,000	3,130,920
Bunge Ltd.	85,300	5,187,946
ConAgra Foods, Inc.	79,200	1,701,216
Sara Lee Corp.	258,400	3,876,000
Smithfield Foods, Inc.(a)	216,600	3,814,326

		17,710,408

Household Products – 2.6%
Kimberly-Clark Corp.	60,500	3,744,345
Procter & Gamble Co. (The)	128,600	7,853,602

		11,597,947

Tobacco – 1.2%
Altria Group, Inc.	213,700	5,128,800

		42,285,180

Industrials – 9.3%
Aerospace & Defense – 2.0%
Northrop Grumman Corp.	101,300	6,248,184
Raytheon Co.	52,100	2,409,625

		8,657,809

Air Freight & Logistics – 0.6%
FedEx Corp.	26,900	2,451,128

Airlines – 1.0%
Delta Air Lines, Inc.(a)	329,200	4,503,456

Electrical Equipment – 0.2%
Cooper Industries PLC	14,100	768,450

Industrial Conglomerates – 1.8%
General Electric Co.	510,900	8,087,547

Machinery – 3.7%
Eaton Corp.	34,600	3,335,440
Ingersoll-Rand PLC	118,900	4,874,900
Parker Hannifin Corp.	59,600	4,781,708

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SPX Corp.	28,000	$1,839,040
Terex Corp.(a)	70,200	1,704,456

		16,535,544

		41,003,934

Telecommunication Services – 6.0%
Diversified Telecommunication Services – 4.9%
AT&T, Inc.	503,600	13,995,044
CenturyLink, Inc.	78,300	3,366,117
Verizon Communications, Inc.	139,400	4,462,194

		21,823,355

Wireless Telecommunication Services – 1.1%
Sprint Nextel Corp.(a)	31,529	119,180
Vodafone Group PLC (Sponsored ADR)	180,900	4,533,354

		4,652,534

		26,475,889

Information Technology – 5.5%
Communications Equipment – 0.3%
Motorola, Inc.(a)	171,700	1,315,222

Computers & Peripherals – 2.5%
Dell, Inc.(a)	503,200	6,652,304
Hewlett-Packard Co.	108,800	4,561,984

		11,214,288

Electronic Equipment, Instruments & Components – 0.9%
Tyco Electronics Ltd.	126,900	3,860,298

Semiconductors & Semiconductor Equipment – 0.6%
Intel Corp.	131,300	2,773,056

Software – 1.2%
Microsoft Corp.	203,700	5,135,277

		24,298,141

Utilities – 4.2%
Electric Utilities – 0.8%
Edison International	94,000	3,472,360

Gas Utilities – 0.6%
UGI Corp.	84,900	2,518,983

Independent Power Producers & Energy Traders – 0.8%
Constellation Energy Group, Inc.	123,700	3,508,132

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 2.0%
CenterPoint Energy, Inc.	169,000	$2,641,470
CMS Energy Corp.	138,100	2,481,657
NiSource, Inc.	237,400	3,971,702

		9,094,829

		18,594,304

Materials – 2.6%
Chemicals – 1.4%
Agrium, Inc.	41,000	3,289,430
CF Industries Holdings, Inc.	24,400	2,946,788

		6,236,218

Metals & Mining – 1.2%
Alcoa, Inc.	149,900	1,966,688
Cliffs Natural Resources, Inc.	24,800	1,694,832
Commercial Metals Co.	84,900	1,304,913

		4,966,433

		11,202,651

Total Common Stocks (cost $390,316,711)		426,071,078

SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(b) (cost $13,717,814)	13,717,814	13,717,814

Total Investments – 99.8% (cost $404,034,525)		439,788,892
Other assets less liabilities – 0.2%		1,050,597

Net Assets – 100.0%		$440,839,489

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $390,316,711)	$426,071,078
Affiliated issuers (cost $13,717,814)	13,717,814
Receivable for investment securities sold	1,216,615
Dividends receivable	963,140
Receivable for shares of beneficial interest sold	825,255

Total assets	442,793,902

Liabilities
Payable for shares of beneficial interest redeemed	1,141,325
Payable for investment securities purchased	285,755
Advisory fee payable	205,038
Printing fee payable	119,773
Distribution fee payable	42,648
Transfer Agent fee payable	29,690
Administrative fee payable	17,998
Accrued expenses	112,186

Total liabilities	1,954,413

Net Assets	$440,839,489

Composition of Net Assets
Paid-in capital	$699,575,766
Undistributed net investment income	5,049,398
Accumulated net realized loss on investment and foreign currency transactions	(299,540,042)
Net unrealized appreciation on investments	35,754,367

$440,839,489

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$73,767,656	8,638,556	$8.54	*

B	$10,169,158	1,193,192	$8.52

C	$22,069,574	2,608,938	$8.46

Advisor	$324,070,178	37,820,394	$8.57

R	$3,435,199	407,122	$8.44

K	$5,072,979	602,110	$8.43

I	$2,254,745	265,198	$8.50

*	The maximum offering price per share for Class A shares was $8.92 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2010

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $36,379)	$10,096,226
Affiliated issuers	12,683	$10,108,909

Expenses
Advisory fee (see Note B)	2,669,026
Distribution fee—Class A	259,680
Distribution fee—Class B	147,612
Distribution fee—Class C	254,772
Distribution fee—Class R	16,834
Distribution fee—Class K	13,586
Transfer agency—Class A	116,125
Transfer agency—Class B	32,831
Transfer agency—Class C	40,334
Transfer agency—Advisor Class	436,697
Transfer agency—Class R	8,754
Transfer agency—Class K	10,869
Transfer agency—Class I	3,808
Printing	153,690
Custodian	141,656
Registration fees	104,656
Administrative	77,922
Legal	52,903
Trustees’ fees	49,194
Audit	38,693
Miscellaneous	12,746

Total expenses	4,642,388
Less: expenses waived by the Distributor (see Note C)	(103,328)

Net expenses		4,539,060

Net investment income		5,569,849

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		4,113,529
Foreign currency transactions		344
Net change in unrealized appreciation/depreciation of investments		15,178,802

Net gain on investment and foreign currency transactions		19,292,675

Net Increase in Net Assets from Operations		$24,862,524

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2010	Year Ended November 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,569,849	$10,515,602
Net realized gain (loss) on investment and foreign currency transactions	4,113,873	(211,975,413)
Net change in unrealized appreciation/depreciation of investments	15,178,802	300,262,344

Net increase in net assets from operations	24,862,524	98,802,533
Dividends to Shareholders from
Net investment income
Class A	(1,600,309)	(3,846,309)
Class B	(288,710)	(1,146,380)
Class C	(243,267)	(706,612)
Advisor Class	(6,505,730)	(11,117,318)
Class R	(44,187)	(111,043)
Class K	(102,998)	(192,917)
Class I	(454,932)	(2,655,783)
Transactions in Shares of Beneficial Interest
Net decrease	(109,085,741)	(78,928,869)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	9,830	– 0	–

Total increase (decrease)	(93,453,520)	97,302
Net Assets
Beginning of period	534,293,009	534,195,707

End of period (including undistributed net investment income of $5,049,398 and $8,719,338, respectively)	$440,839,489	$534,293,009

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$426,071,078	$—	$—	$426,071,078
Short-Term Investments	13,717,814	—	—	13,717,814

Total Investments in Securities	439,788,892	—	—	439,788,892
Other Financial Instruments*	—	—	—	—

Total	$439,788,892	$—	$—	$439,788,892

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2010, such fee amounted to $77,922.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $384,910 for the year ended November 30, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,180 from the sale of Class A shares and received $3,488, $10,254 and $820 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2010.

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2010 is as follows:

Market Value November 30, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2010 (000)	Dividend Income (000)
$ 4,607	$256,035	$246,924	$13,718	$13

Brokerage commissions paid on investment transactions for the year ended November 30, 2010 amounted to $672,292, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the period August 1, 2007 through July 31, 2008, with respect to Class K shares, payments to the Distributor were voluntarily limited to 0% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2010, such waiver amounted to $103,328. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $480,443, $833,022, $117,047, and $47,607 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$300,171,512		$417,236,388
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$404,436,270

Gross unrealized appreciation	$56,204,316
Gross unrealized depreciation	(20,851,694)

Net unrealized appreciation	$35,352,622

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivative transactions for the year ended November 30, 2010.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2010	Year Ended November 30, 2009

Class A
Shares sold	857,010	2,443,634	$7,150,802	$16,572,353

Shares issued in reinvestment of dividends	171,944	520,827	1,427,128	3,515,582

Shares converted from Class B	768,798	1,434,123	6,396,406	9,865,137

Shares redeemed	(5,880,167)	(7,628,409)	(49,356,353)	(52,847,513)

Net decrease	(4,082,415)	(3,229,825)	$(34,382,017)	$(22,894,441)

Class B
Shares sold	69,832	175,108	$589,566	$1,204,030

Shares issued in reinvestment of dividends	31,508	150,019	261,204	1,011,129

Shares converted to Class A	(770,153)	(1,436,478)	(6,396,406)	(9,865,137)

Shares redeemed	(530,275)	(1,251,155)	(4,433,614)	(8,314,349)

Net decrease	(1,199,088)	(2,362,506)	$(9,979,250)	$(15,964,327)

Class C
Shares sold	147,296	314,732	$1,238,759	$2,146,271

Shares issued in reinvestment of dividends	25,843	92,156	213,979	621,130

Shares redeemed	(980,693)	(1,706,907)	(8,158,701)	(11,518,029)

Net decrease	(807,554)	(1,300,019)	$(6,705,963)	$(8,750,628)

Advisor Class
Shares sold	10,174,054	24,683,778	$85,338,853	$164,429,351

Shares issued in reinvestment of dividends	340,067	510,388	2,825,958	3,445,118

Shares redeemed	(14,761,718)	(23,124,145)	(124,510,759)	(154,798,159)

Net increase (decrease)	(4,247,597)	2,070,021	$(36,345,948)	$13,076,310

Class R
Shares sold	110,378	140,590	$922,715	$928,113

Shares issued in reinvestment of dividends	5,369	16,598	44,187	111,043

Shares redeemed	(96,040)	(264,322)	(798,783)	(1,835,442)

Net increase (decrease)	19,707	(107,134)	$168,119	$(796,286)

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2010	Year Ended November 30, 2009

Class K
Shares sold	112,791	155,080	$942,857	$1,087,534

Shares issued in reinvestment of dividends	12,576	28,923	102,996	192,915

Shares redeemed	(248,091)	(175,550)	(2,083,090)	(1,258,661)

Net increase (decrease)	(122,724)	8,453	$(1,037,237)	$21,788

Class I
Shares sold	281,993	2,219,130	$2,347,719	$15,082,985

Shares issued in reinvestment of dividends	52,838	392,271	435,387	2,628,216

Shares redeemed	(2,848,221)	(8,390,950)	(23,586,551)	(61,332,486)

Net decrease	(2,513,390)	(5,779,549)	$(20,803,445)	$(43,621,285)

For the year ended November 30, 2010, the Fund received $9,830 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$9,240,133	$19,776,362

Total taxable distributions	9,240,133	19,776,362

Total distributions paid	$9,240,133	$19,776,362

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,049,398
Accumulated capital and other losses	(299,138,298	)(a)
Unrealized appreciation/(depreciation)	35,352,622	(b)

Total accumulated earnings/(deficit)	$(258,736,278)

(a)	On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $299,138,298 of which $88,274,311 expires in the year 2016, and $210,863,987 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $2,778,344.

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investments and foreign currency transaction. This reclassification had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2010		2009		2008	2007	2006

Net asset value, beginning of period	$ 8.27		$ 7.08		$ 14.00	$ 14.65	$ 13.25

Income From Investment Operations
Net investment income(a)	.08		.13		.24	.24	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		1.30		(5.95)	(.23)	2.09

Net increase (decrease) in net asset value from operations	.40		1.43		(5.71)	.01	2.30

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.24)		(.27)	(.19)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.13)		(.24)		(1.21)	(.66)	(.90)

Net asset value, end of period	$ 8.54		$ 8.27		$ 7.08	$ 14.00	$ 14.65

Total Return
Total investment return based on net asset value(b)	4.92	%*	21.01	%*	(44.60)%*	(.01)%	18.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,768		$105,214		$112,991	$367,098	$314,824
Ratio to average net assets of:
Expenses	1.11	%(c)	1.12%		1.07%	1.02%	1.04	%(c)
Net investment income	.97	%(c)	1.87%		2.17%	1.62%	1.44	%(c)
Portfolio turnover rate	64%		58%		23%	28%	19%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.26	$ 7.08	$ 13.99	$ 14.60	$ 13.12

Income From Investment Operations
Net investment income(a)(d)	.07	.13	.23	.23	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.31	1.29	(5.95)	(.23)	2.10

Net increase (decrease) in net asset value from operations	.38	1.42	(5.72)	0	2.28

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.24)	(.25)	(.14)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.12)	(.24)	(1.19)	(.61)	(.80)

Net asset value, end of period	$ 8.52	$ 8.26	$ 7.08	$ 13.99	$ 14.60

Total Return
Total investment return based on net asset value(b)	4.68	%*	20.87	%*	(44.63	)%*	(.06)%	18.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,169	$19,749	$33,655	$108,851	$153,836
Ratio to average net assets of:
Expenses, net of waivers	1.20	%(c)	1.21%	1.12%	1.05%	1.06	%(c)
Expenses, before waivers	1.90	%(c)	1.91%	1.82%	1.75%	1.76	%(c)
Net investment income(d)	.88	%(c)	1.85%	2.13%	1.56%	1.39	%(c)
Portfolio turnover rate	64%	58%	23%	28%	19%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2010		2009		2008	2007	2006

Net asset value, beginning of period	$ 8.20		$ 6.99		$ 13.81	$ 14.51	$ 13.12

Income From Investment Operations
Net investment income(a)	.02		.08		.16	.13	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.31		1.28		(5.89)	(.22)	2.09

Net increase (decrease) in net asset value from operations	.33		1.36		(5.73)	(.09)	2.18

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.15)		(.15)	(.14)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.07)		(.15)		(1.09)	(.61)	(.79)

Net asset value, end of period	$ 8.46		$ 8.20		$ 6.99	$ 13.81	$ 14.51

Total Return
Total investment return based on net asset value(b)	4.07	%*	19.99	%*	(45.02)%*	(.70)%	17.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,069		$28,010		$32,949	$97,436	$112,965
Ratio to average net assets of:
Expenses	1.84	%(c)	1.85%		1.79%	1.73%	1.74	%(c)
Net investment income	.25	%(c)	1.15%		1.47%	.90%	.72	%(c)
Portfolio turnover rate	64%		58%		23%	28%	19%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2010		2009		2008	2007	2006

Net asset value, beginning of period	$ 8.30		$ 7.13		$ 14.11	$ 14.75	$ 13.34

Income From Investment Operations
Net investment income(a)	.11		.15		.27	.29	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		1.31		(6.00)	(.23)	2.10

Net increase (decrease) in net asset value from operations	.43		1.46		(5.73)	.06	2.34

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.29)		(.31)	(.23)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.16)		(.29)		(1.25)	(.70)	(.93)

Net asset value, end of period	$ 8.57		$ 8.30		$ 7.13	$ 14.11	$ 14.75

Total Return
Total investment return based on net asset value(b)	5.22	%*	21.36	%*	(44.50)%*	.31%	18.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$324,070		$349,323		$285,379	$443,002	$390,462
Ratio to average net assets of:
Expenses	.81	%(c)	.81%		.77%	.72%	.74	%(c)
Net investment income	1.27	%(c)	2.13%		2.52%	1.92%	1.76	%(c)
Portfolio turnover rate	64%		58%		23%	28%	19%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2010		2009		2008	2007	2006

Net asset value, beginning of period	$ 8.18		$ 7.02		$ 13.91	$ 14.60	$ 13.23

Income From Investment Operations
Net investment income(a)	.05		.11		.20	.21	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		1.28		(5.90)	(.24)	2.08

Net increase (decrease) in net asset value from operations	.37		1.39		(5.70)	(.03)	2.24

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.23)		(.25)	(.19)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.11)		(.23)		(1.19)	(.66)	(.87)

Net asset value, end of period	$ 8.44		$ 8.18		$ 7.02	$ 13.91	$ 14.60

Total Return
Total investment return based on net asset value(b)	4.58	%*	20.55	%*	(44.75)%*	(.33)%	18.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,435		$3,169		$3,470	$5,940	$1,983
Ratio to average net assets of:
Expenses	1.44	%(c)	1.38%		1.33%	1.32%	1.36	%(c)
Net investment income	.65	%(c)	1.63%		1.93%	1.43%	1.20	%(c)
Portfolio turnover rate	64%		58%		23%	28%	19%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.17	$ 7.03	$ 13.95	$ 14.59	$ 13.26

Income From Investment Operations
Net investment income(a)	.08	.13	.26	(d)	.28	(d)	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32	1.28	(5.93)	(.25)	2.09

Net increase (decrease) in net asset value from operations	.40	1.41	(5.67)	.03	2.29

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.27)	(.31)	(.20)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.14)	(.27)	(1.25)	(.67)	(.96)

Net asset value, end of period	$ 8.43	$ 8.17	$ 7.03	$ 13.95	$ 14.59

Total Return
Total investment return based on net asset value(b)	4.95	%*	20.96	%*	(44.59	)%*	.11%	18.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,073	$5,926	$5,039	$12,195	$1,651
Ratio to average net assets of:
Expenses, net of waivers	1.13	%(c)	1.08%	.88%	.83%	.99	%(c)
Expenses, before waivers	1.13	%(c)	1.08%	1.07%	1.01%	.99	%(c)
Net investment income	.96	%(c)	1.85%	2.37	%(d)	1.99	%(d)	1.50	%(c)
Portfolio turnover rate	64%	58%	23%	28%	19%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2010		2009		2008		2007	2006

Net asset value, beginning of period	$ 8.24		$ 7.09		$ 14.01		$ 14.66	$ 13.29

Income From Investment Operations
Net investment income(a)	.11		.16		.28		.28	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32		1.29		(5.95)		(.23)	2.09

Net increase (decrease) in net asset value from operations	.43		1.45		(5.67)		.05	2.33

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.30)		(.31)		(.23)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.94)		(.47)	(.70)

Total dividends and distributions	(.17)		(.30)		(1.25)		(.70)	(.96)

Net asset value, end of period	$ 8.50		$ 8.24		$ 7.09		$ 14.01	$ 14.66

Total Return
Total investment return based on net asset value(b)	5.23	%*	21.48	%*	(44.39	)% *	.26%	18.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,255		$22,902		$60,713		$137,500	$148,342
Ratio to average net assets of:
Expenses	.70	%(c)	.69%		.65%		.72%	.74	%(c)
Net investment income	1.37	%(c)	2.38%		2.59%		1.88%	1.77	%(c)
Portfolio turnover rate	64%		58%		23%		28%	19%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2010, November 30, 2009 and November 30, 2008 by 0.04%, 0.04% and 0.06%, respectively.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Fund of the AllianceBernstein Trust at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2011

ALLIANCEBERNSTEIN VALUE FUND •	37

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2010. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2010, the Fund designates $9,857,705 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

38	• ALLIANCEBERNSTEIN VALUE FUND

Tax Information

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Shareholders of the AllianceBernstein Trust-AllianceBernstein Value Fund (the “Fund”) was held on November 5, 2010 and adjourned until December 16, 2010 and January 5, 2011. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Trustees, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 16, 2010 Meeting, with respect to the fifth item of business, the amendment of the Fund’s fundamental policy regarding commodities, the required number of outstanding shares voted in favor of the proposal, and the proposal was approved. With respect to the third item of business, the amendment of the Declaration of Trust, the required number of outstanding shares were not voted in favor of the proposal, and the proposal was not approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	176,028,049.389	10,270,167.409
Michael J. Downey	176,137,975.533	10,160,241.265
William H. Foulk, Jr.	175,883,115.438	10,415,101.360
D. James Guzy	175,987,740.567	10,310,476.231
Nancy P. Jacklin	175,977,144.855	10,321,071.943
Robert M. Keith	175,587,707.176	10,710,509.622
Garry L. Moody	176,173,501,304	10,124,715.494
Marshall C. Turner	176,071,367.552	10.226,849.246
Earl D. Weiner	175,916,521.745	10.381,695.053

3. The amendment of the Declaration of Trust.

Voted For	Voted Against	Abstained	Non-Broker Votes
135,176,352.111	6,940,978.703	10,052,192.198	42.542,441.244

5. The amendment of the Fund’s fundamental policy regarding commodities.

Voted For	Voted Against	Abstained	Non-Broker Votes
22,108,515.047	547,470.517	1,179,035.342	4,899,247.634

ALLIANCEBERNSTEIN VALUE FUND •	39

Results of Shareholders Meeting

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

John D. Phillips, Jr.(2) , Vice President

David Yuen(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul, Phillips and Yuen are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
INTERESTED TRUSTEE
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, ++ 78 (2001)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

ALLIANCEBERNSTEIN VALUE FUND •	41

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 68 (2001)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	96	None

Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual Funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

42	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2006. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors), and PLX Technology, Inc. (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

ALLIANCEBERNSTEIN VALUE FUND •	43

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, # 58 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.

		96	None

Marshall C. Turner, Jr., # 69 (2005)

Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.

		96	Xilinx, Inc. (programmable, logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

44	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE IN PAST FIVE YEARS
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 71 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

+	Mr. Keith is an “interested trustee”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN VALUE FUND •	45

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

Joseph G. Paul 51	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Christopher Marx 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

John D. Phillips 63	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

David Yuen 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Phyllis J. Clarke 50	Controller	Vice President of ABIS**, with which she has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

46	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Trustees on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	47

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$526.1	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $91,908 (0.02% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.81 1.12 1.91 1.85 1.38 1.08 0.69	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

48	• ALLIANCEBERNSTEIN VALUE FUND

funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:5

4	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN VALUE FUND •	49

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$526.1	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.305%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.6 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fees schedules of the sub-advisory relationships been applicable to the Fund based on February 28, 2009 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1	0.25% on 1st $500 million 0.20% on the balance	0.248%	0.550%
	Client #2[7],[8]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.305%	0.550%

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

7	The Fund is an affiliate of the Adviser.

8	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

50	• ALLIANCEBERNSTEIN VALUE FUND

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #3[8]	0.23% on 1st $300 million 0.20% on the balance	0.217%	0.550%
	Client #4[8]	0.23% on 1st $300 million 0.20% on the balance	0.217%	0.550%
	Client #5	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee[9]	0.150%[10]	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

10	The calculation excludes the performance fee.

11	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

ALLIANCEBERNSTEIN VALUE FUND •	51

Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Fund.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Value Fund	0.550	0.715	2/14

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.15

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009,

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

52	• ALLIANCEBERNSTEIN VALUE FUND

when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Fund	1.122	1.177	6/14	1.230	23/86

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

17	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

ALLIANCEBERNSTEIN VALUE FUND •	53

practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).18 During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,158, $861,273 and $20,972 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $450,849 in fees from the Fund.19

18	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

54	• ALLIANCEBERNSTEIN VALUE FUND

The Fund may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Fund’s most recently completed fiscal year, the Fund did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Fund will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.23 The independent consultant then discussed the results

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	Deli study was originally published in 2002 based on 1997 data.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN VALUE FUND •	55

of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended January 31, 2010.26

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	31.05	31.99	32.20	10/14	60/98
3 year	-13.90	-8.69	-8.51	14/14	92/92
5 year	-3.51	-0.14	-0.17	12/12	81/82

24	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser.

25	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

56	• ALLIANCEBERNSTEIN VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Value Fund	31.05	-13.90	-3.51	0.96	18.00	-0.27	5
Russell 1000 Value Index	31.44	-10.20	-0.46	2.53	17.15	-0.11	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
28	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.
29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN VALUE FUND •	57

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China  ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real-Asset Strategy*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010. Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset inflation strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

58	• ALLIANCEBERNSTEIN VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0151-1110

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Value Fund	2009	$36,665	$—	$8,384
	2010	$30,500	$—	$14,384
AB International Value Fund	2009	$41,720	$—	$8,384
	2010	$30,500	$—	$14,159
AB Small - Mid Cap Value Fund	2009	$34,120	$—	$7,784
	2010	$29,000	$—	$11,589
AB Value Fund	2009	$33,240	$—	$7,784
	2010	$29,000	$—	$11,589

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Fund	2009	$783,040	$252,230
			$(243,846)
			$(8,384)
	2010	$807,399	$142,099
			$(127,715)
			$(14,384)

AB International Value Fund	2009	$783,040	$252,230
			$(243,846)
			$(8,384)
	2010	$807,174	$141,874
			$(127,715)
			$(14,159)

AB Small-Mid Cap Value Fund	2009	$782,440	$251,630
			$(243,846)
			$(7,784)
	2010	$804,604	$139,304
			$(127,715)
			$(11,589)

AB Value Fund	2009	$782,440	$251,630
			$(243,846)
			$(7,784)
	2010	$804,604	$139,304
			$(127,715)
			$(11,589)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: January 28, 2011

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 28, 2011